As filed with the Securities and Exchange Commission on February 28, 2013
Securities Act File No. 002-88566
Investment Company Act File No. 811-4255

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[x]

Pre-Effective Amendment No. ___	[ ]

Post-Effective Amendment No. 67	[x]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[x]

Amendment No. 67	[x]
(Check appropriate box or boxes)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor
New York, New York 10158-0006
(Address of Principal Executive Offices)

Registrant’s Telephone Number: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0006
(Name and Address of Agent for Service)

Copies to:

Jeffrey S. Puretz, Esq.
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)

[x]	60 days after filing pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)

[ ]	on May 1, 2012 pursuant to paragraph (b)

[ ]	on (date) pursuant to paragraph (a)(1)

[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

Neuberger Berman
Advisers Management Trust

S CLASS SHARES

International Equity Portfolio (formerly International Portfolio)
Prospectus May 1, 2013

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Fund Summary
International Equity Portfolio (formerly International Portfolio)	2
Descriptions of Certain Practices and Security Types	7
Additional Information about Principal Investment Risks	7
Information about Additional Risks	8
Description of Index	9
Management of the Fund	9
Financial Highlights	10

YOUR INVESTMENT
Buying and Selling Fund Shares	11
Share Prices	11
Fund Structure	12
Distributions and Taxes	13
Portfolio Holdings Policy	14

THIS PORTFOLIO:
■
is offered to certain life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts and is also offered to certain qualified pension and retirement plans

■	is designed for investors with long-term goals in mind
■	offers you the opportunity to participate in financial markets through a professionally managed stock portfolio
■
carries certain risks, including the risk that you could lose money if Fund shares are worth less than what you paid. This prospectus discusses principal risks of investment in Fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover). If you are buying a variable contract or qualified plan, you should also read the contract’s prospectus

■	is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

Fund Summary

International Equity Portfolio (formerly International Portfolio)
Class S

GOAL
The Fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. These tables do not reflect any expenses or charges that are, or may be, imposed under a variable annuity or variable life insurance separate account or a qualified pension or retirement plan. For information on these expenses and charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement, or if you purchased shares through a qualified plan, please consult the plan administrator.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.15
Distribution (12b-1) fees	0.25
Other expenses	[ ]
Total annual operating expenses	[ ]
Fee waiver and/or expenses reimbursement1	[ ]
Total annual operating expenses after fee waiver and/or expense reimbursement	[ ]

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$[ ]	$[ ]	$[ ]	$[ ]

1
NBM has contractually undertaken to limit the Fund’s expenses through December 31, 2016 by waiving fees and/or reimbursing certain expenses of the Fund so that its total operating expenses (including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs), in the aggregate, are limited to 1.50% per annum of the Fund’s average daily net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
To pursue its goal, the Fund invests mainly in foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.
2 International Equity Portfolio (Class S)

The Fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In picking stocks, the Portfolio Manager looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. The Portfolio Manager also considers the outlooks for various countries and regions around the world, examining economic, market, social, and political conditions.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the international stock markets. The behavior of these markets is unpredictable, particularly in the short term. A company’s stock can also be affected by the company’ s financial condition. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Foreign and Emerging Market Risk. Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to currency fluctuations or currency redenomination; potential for default on sovereign debt; less liquidity, to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price and may also be less liquid than comparable U.S. securities. World markets , or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Following the market turmoil of 2008-2009, some national economies continue to show instability, which may in turn affect their international trading partners.

3 International Equity Portfolio (Class S)

Investing in emerging market countries may involve risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets.

Currency Risk. Currency fluctuations could erase investment gains or add to investment losses.

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to large-cap companies, small and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Value Investing Risk. With a valuation sensitive approach, there is the risk that stocks may remain undervalued during a given period, because value stocks, as a category, lose favor with investors, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Growth Investing Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. Growth stocks may underperform during periods when the market favors value stocks.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Arbitrage Risk. Investing in foreign stocks or thinly-traded securities may involve a greater risk for excessive trading due to potential arbitrage opportunities. For example, to the extent that the Fund’s net asset value does not immediately reflect changes in market conditions or the true market value of these securities, an investor may seek to benefit from the pricing differences caused by this delay.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

4 International Equity Portfolio (Class S)

PERFORMANCE
The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index, which appear immediately below the Fund’s returns. The performance information does not reflect insurance product or qualified plan expenses. If such information were reflected, returns would be less than those shown.

Past performance is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS
AS OF 12/31 EACH YEAR

[Bar chart to be provided]
Best quarter:[ ] %
Worst quarter: [ ]%

AVERAGE ANNUAL TOTAL % RETURNS
AS OF 12/31/12

	1 Year	5 Years	Since Inception (4/29/2005)
International Equity Portfolio (Class S)	[ ]	[ ]	[ ]
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	[ ]	[ ]	[ ]

INVESTMENT MANAGERS
Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB) is the Fund’s sub-adviser.

PORTFOLIO MANAGER
The Fund is managed by Benjamin Segal (Managing Director of NBM and NB). Mr. Segal has managed the Fund’s assets since April 2005.

BUYING AND SELLING FUND SHARES
The Fund is designed for use with certain variable insurance contracts and qualified plans. Because shares of the Fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this Fund.

When you buy and sell shares of the Fund, the share price is the Fund’s net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted. The Fund is open for business every day the New York Stock Exchange is open.

TAX INFORMATION
Distributions made by the Fund to a variable annuity or variable life insurance separate account or a qualified pension or retirement plan, and exchanges and redemptions of Fund shares made by a separate account or qualified plan ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. Please see your variable contract prospectus or the governing documents of your qualified plan for information regarding the federal income tax treatment of the distributions to separate accounts or qualified plans and the holders of the contracts or plan participants.

5 International Equity Portfolio (Class S)

PAYMENTS TO FINANCIAL INTERMEDIARIES
The Fund and NBM and/or its affiliates may pay insurance companies or their affiliates, qualified plan administrators, broker-dealers or other financial intermediaries, for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants who choose the Fund as an investment option. These payments may create a conflict of interest as they may be made to the intermediaries participating in the Fund to render services to variable contract owners and qualified plan participants, and may also provide incentive for the intermediaries to recommend the Fund’s shares or make them available to their current or prospective variable contract owners and qualified plan participants, and therefore promote distribution of the Fund’s shares.
6 International Equity Portfolio (Class S)

Descriptions of Certain Practices and Security Types

Foreign Stocks. There are many promising opportunities for investment outside the United States. Foreign markets often respond to different factors and therefore may follow cycles that are different from each other.
For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification. While foreign stock markets can be risky, investors gain an opportunity to add potential long-term growth, while diversifying their portfolio.

Growth and Value Investing. The Fund uses a blend of growth and value strategies. Value investors seek stocks trading at below market average prices based on earnings, book value, or other financial measures before other investors discover their worth. Growth investors seek companies that are already successful but may not have reached their full potential.

Change of Goal. The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

Additional Information about Principal Investment Risks

This section provides additional information about the Fund’s principal investment risks described in the Fund Summary section.

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values. Changes in the financial condition of a single issuer can impact the market as a whole. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance. Because many investors buy stocks on margin, increases in interest rates generally can reduce market prices of equities. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s stock or debt may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, can have a dramatic effect on the value of an issuer's securities.

Foreign Risk. Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities can fluctuate more widely in price than comparable U.S. securities, and they may also be less liquid. Although foreign securities offer added diversification potential, world markets, or those in a particular region, may all react in similar fashion to important economic or political developments.

In addition, foreign markets can perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities - sometimes for years. A Fund could also underperform if the Fund’s Portfolio Managers invest in countries or regions whose economic performance falls short. To the extent that a Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.

Currency Risk. Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

7

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and midcap companies may depend on a limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

Value Investing Risk. With a valuation sensitive approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Growth Investing Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

Arbitrage Risk. Investing in foreign stocks may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign stock and such price is not reflected in the Fund’s current net asset value, some investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This could be harmful to long-term shareholders. Similar arbitrage opportunities may occur in a fund which invests in thinly-traded securities, such as the securities of certain mid- or small-capitalization companies. The Board of Trustees has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to such arbitrage opportunities and other potential pricing discrepancies.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Liquidity in some markets has decreased; credit has become scarcer worldwide; and the values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These market conditions may continue or get worse. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Information about Additional Risks

The Fund may use certain practices and invest in certain securities involving additional risks. Borrowing and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. The Fund may use derivatives for hedging and for speculation. A derivative instrument, whether used for hedging or for speculation, could fail to perform as expected, causing a loss to the Fund. If the Fund were to use certain derivatives to gain stock market

8

exposure for excess cash holdings, it would increase its risk of loss. A derivative instrument, whether used for hedging or speculation, could fail to perform as expected, causing a loss for the Fund.

When the Fund anticipates adverse market, economic, political, or other conditions, or it receives large cash inflows, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses, but may mean lost opportunities. In addition, different factors could affect the Fund's performance, and it may not achieve its goal.

Description of Index

The MSCI EAFE Index is an unmanaged index of stocks from developed markets in Europe, Australasia, and the Far East.

Management of the Fund
Investment Managers

Neuberger Berman Management LLC (the “Manager”) is the Fund’s investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage approximately $205 billion in total assets (as of 12/31/2012) and continue an asset management history that began in 1939. For the 12 months ended 12/31/2012, the management/administration fees paid to the Manager were 1.15% of the Funds’ average net assets.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's annual report to shareholders dated December 31, 2012.

Portfolio Managers

Benjamin Segal is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Segal joined the firms in 1999 and has been the Portfolio Manager since April 2005. He has been a Portfolio Manager at Neuberger Berman Management LLC since 2000, with responsibility for other mutual funds advised by the Manager.

Please see the Statement of Additional Information for additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares.

9

Financial Highlights

Neuberger Berman Advisers Management Trust - International Equity Portfolio—S Class Shares
(formerly Neuberger Berman Advisers Management Trust - International Portfolio—S Class Shares)

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years.

YEAR ENDED DECEMBER 31,		2008	2009	2010	2011	2012

PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	13.61	7.29	9.51	10.34
Plus:	Income from investment operations
	Net investment income(5)	0.32	0.09	0.13	0.11
	Net gains/losses - realized and unrealized	(6.64)	2.43	1.90	(1.36)
	Subtotal: income from investment operations	(6.32)	2.52	2.03	(1.25)
	Redemption fees	–	–	–	–
Minus:	Distributions to shareholders
	Income dividends	–	0.30	1.20	0.64
	Capital gain distributions	–	–	–	–
	Subtotal: distributions to shareholders	–	0.30	1.20	0.64
Equals:	Share Price (NAV) at end of year	7.29	9.51	10.34	8.45
RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss), as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual		1.53	1.50	1.50	1.50
Gross expenses(1)		1.59	1.66	1.65	2.89
Expenses(2)		1.53	1.50	1.50	1.50
Net investment income - actual		2.78	1.13	1.42	1.09
OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the fund bought and sold securities.

Total return (%)(3)(4)		(46.44)	34.51	22.01	(12.33)
Net assets at end of year (in millions of dollars)		246.9	330.1	24.8	19.9
Portfolio turnover rate (%)		149	80	61	45

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The above figures have been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent shareholder report (see back cover).

This information does not reflect insurance product or qualified plan expenses. If such expenses were reflected, returns would be less than those shown.

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(2)	Shows what this ratio would have been if there had been no expense offset arrangements.
(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(4)
Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the Fund are not affected by insurance related expenses.

(5)	Calculated based on the average number of shares outstanding during each fiscal period.
10

Your Investment

Buying and Selling Fund Shares

The Fund described in this prospectus is designed for use with certain variable insurance contracts and qualified plans. Because shares of the Fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this Fund.

Under certain circumstances, the Fund reserves the right to:

■	suspend the offering of shares
■	reject any exchange or investment order
■	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
■	change, suspend, or revoke the exchange privilege
■	suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the U.S. Securities and Exchange Commission (“SEC”)

Frequent purchases, exchanges and redemptions in fund shares (“market-timing activities”) can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the Fund’s principal underwriter for implementing those policies. Pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order; or change, suspend or revoke the exchange privilege. These policies and procedures are applied consistently to all shareholders.

Neuberger Berman Management LLC applies the Fund’s policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. The Fund generally requires insurance companies and qualified plan administrators to enter into agreements with the Fund to enable the Fund to implement and enforce its market-timing policies and procedures. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund and Neuberger Berman Management LLC to monitor exchange or purchase orders by individual variable contract owners or qualified plan participants that are submitted to the Fund on an aggregated basis by insurance companies or qualified plans may be limited. Accordingly, there can be no assurance that the Fund or Neuberger Berman Management LLC will be able to mitigate or eliminate all market-timing activities.

Because the Fund is offered to different insurance companies and for different types of variable contracts—annuities, life insurance and qualified plans—groups with different interests will share the Fund. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the Fund watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the Fund. While this might resolve the conflict, it also might force the Fund to sell securities at disadvantageous prices.

Share Prices

When you buy and sell shares of the Fund, the share price is the Fund’s net asset value per share.
11

The Fund generally is open for business every day the New York Stock Exchange (“Exchange”) is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. The Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company or qualified plan administrator to find out by what time your transaction request must be received in order to be processed the same day. The Fund normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. Depending on when your insurance company or qualified plan accepts transaction requests, it is possible that the Fund's share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you can't buy or sell Fund shares. The Fund's share price, however, will not change until the next time it is calculated.

Share Price Calculations

The price of a share of the Fund is the total value of the Fund's assets minus its liabilities, divided by the total number of Fund shares outstanding. Because the value of the Fund's securities changes every business day, the share price usually changes as well.

The Fund values equity securities by using market prices, and values debt securities using bid quotations from independent pricing services or principal market markers. The Fund may value short-term securities with remaining maturities of less than 60 days at cost; these values, when combined with interest earned, approximate market value.

In certain cases, events that occur after markets have closed may render certain prices unreliable or reliable market quotes may not be available. When a market price is not available or the Fund believes a market price does not reflect the amount that the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities.

Fair value pricing generally will be used if the exchange on which a portfolio security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to a Fund's net asset value calculation. The Fund may also use these methods to value securities that trade in a foreign market, especially if significant events that appear likely to affect the value of these securities occur between the time that foreign market closes and the time the New York Stock Exchange closes. Significant events may include (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations.

The use of fair value estimates could affect the Fund's share price. Estimated fair value may involve greater reliance on the manager’s judgment and available data bearing on the value of the security and the state of the markets, which may be incomplete. The estimated fair value of a security may differ from the value that would have been assigned to a security had other sources, such as the last trade price, been used and, because it is an estimate, it may not reflect the price that the Fund would actually obtain if it were to sell the security.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you can't buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Fund Structure

While Neuberger Berman Management LLC and Neuberger Berman LLC may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the Fund, there may be certain differences between the Fund

12

and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

Distributions and Taxes

The information below is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.

Distributions. The Fund pays out to shareholders of record any net income and net realized capital gains. Ordinarily, the Fund makes distributions once a year in October. All dividends and other distributions received by shareholders of record are automatically reinvested in Fund shares.

How distributions and transactions are taxed. Dividends and other distributions made by the Fund, as well as transactions in Fund shares, are taxable, if at all, to the extent described in your qualified plan documentation or variable contract prospectus. Consult it for more information.

Other tax-related considerations. The Fund intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a qualified regulated investment company, the Fund is generally not subject to federal income tax on its ordinary income and net realized capital gain that is distributed. It is the Fund's intention to distribute all such income and gains.
Because the Fund is offered through certain variable insurance contracts and qualified plans, it is subject to special diversification standards beyond those that normally apply to regulated investment companies. If the underlying assets of the Fund fail to meet the special standards, you could be subject to adverse tax consequences—for example, some of the income earned by the Fund could generate a current tax liability. Accordingly, the Fund intends to comply with the diversification requirements of Section 817(h) of the Code for variable contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from the Fund to the insurance company's separate accounts. Under the relevant regulations, a Fund is deemed adequately diversified if (i) no more than 55% of the value of the total assets of the Fund is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer. It is possible that complying with these requirements may at times call for decisions that could reduce investment performance.

In unusual circumstances, there may be a risk to you of special tax liabilities from an investment in the Fund.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and you. Please refer to the Statement of Additional Information for more information about the tax status of the Fund. You should consult the prospectus for your variable contract or with your tax adviser for information regarding taxes applicable to the variable contract.

Insurance and Qualified Plan Expenses

The fees and policies outlined in this prospectus are set by the Fund and by Neuberger Berman Management LLC. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or your qualified plan; for those fees, you will need to see the prospectus for your variable contract or your qualified plan documentation.

Distribution and Services

Class S shares of the Fund have a Distribution and Shareholder Services Plan (also known as a “12b-1 plan”) that provides for payment to Neuberger Berman Management LLC of a fee in the amount of 0.25% (“12b-1

13

fee”) per year of the Fund's assets. The 12b-1 fee compensates Neuberger Berman Management LLC for distribution and shareholder services to the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges (which the Fund does not have).

Neuberger Berman Management LLC may, in turn, pay all or a portion of the proceeds from the 12b-1 fee to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. These services may include providing information about the Fund, teleservicing support, and delivering Fund documents, among others. Payment for these services may help promote the sale of the Fund’s shares. Neuberger Berman Management LLC may also use its own resources, including revenues from other fees paid to Neuberger Berman Management LLC from the Fund, to pay expenses for services primarily intended to result in the distribution of the Fund's shares. Amounts paid to intermediaries may be greater or less than the 12b-1 fee paid to Neuberger Berman Management LLC under the Distribution and Shareholder Services Plan. These payments may encourage intermediaries participating in the Fund to render services to variable contract owners and qualified plan participants, and may also provide incentive for the intermediaries to make the Fund's shares available to their current or prospective variable contract owners and qualified plan participants, and therefore promote distribution of the Fund's shares.

Portfolio Holdings Policy

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information. The complete portfolio holdings for the Fund are available at http://www.nb.com 15-30 days after each month-end. The Fund's complete portfolio holdings will remain available at www.nb.com until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.
14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

International Equity Portfolio (Class S) Shares

If you’d like further details on this Fund you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about the Fund’s recent performance, including:

■	a discussion by the Portfolio Manager(s) about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year
■	Fund performance data and financial statements
■	portfolio holdings

Statement of Additional Information (SAI). The SAI contains more comprehensive information on this Fund, including:

■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management LLC
Sub-adviser: Neuberger Berman LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Web site: www.nb.com
Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington DC 20549-1520. They are also available from the EDGAR Database on the SEC’s web site at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.

The “ Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC ©2013 Neuberger Berman Management LLC. All rights reserved. ©2013 Neuberger Berman Fixed Income LLC. All rights reserved.

SEC file number: 811-4255
A0070 05/13

Neuberger Berman
Advisers Management Trust

I CLASS SHARES

Large Cap Value Portfolio
Prospectus May 1, 2013

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Fund Summary

Large Cap Value Portfolio.	2
Descriptions of Certain Practices and Security Types	7
Additional Information about Principal Investment Risks	7
Information about Additional Risks	8
Description of Index	8
Management of the Fund	9
Financial Highlights	10

YOUR INVESTMENT
Buying and Selling Fund Shares	11
Share Prices.	11
Fund Structure.	12
Distributions and Taxes	13
Portfolio Holdings Policy	14

THIS PORTFOLIO:
■
is offered to certain life insurance companies to serve as an investment vehicle under their variable annuity and variable life insurance contracts and is also offered to certain qualified pension and retirement plans

■	is designed for investors with long-term goals in mind
■	offers you the opportunity to participate in financial markets through a professionally managed stock portfolio
■
carries certain risks, including the risk that you could lose money if Fund shares are worth less than what you paid. This prospectus discusses principal risks of investment in Fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover). If you are buying a variable contract or qualified plan, you should also read the contract’s prospectus

■	is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

Fund Summary

Large Cap Value Portfolio
Class I

GOAL

The Fund seeks long-term growth of capital.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. These tables do not reflect any expenses or charges that are, or may be, imposed under a variable annuity or variable life insurance separate account or a qualified pension or retirement plan. For information on these expenses and charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement, or if you purchased shares through a qualified plan, please consult the plan administrator.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.85
Distribution (12b-1) fees	None
Other expenses	[ ]
Total annual operating expenses	[ ]

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in distributions causing higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in equity securities of large-capitalization companies, which it defines as those with a market capitalization within the market capitalization range of the Russell 1000 Value Index at the time of purchase.

The Portfolio Manager looks for what he believes to be well-managed companies whose stock prices are undervalued. The Portfolio Manager seeks to identify companies with catalysts that he believes have the potential to improve the companies' earnings from depressed levels. Such catalysts may include: management changes, restructurings, new products, new services, or new markets. The Portfolio Manager may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

2 Large Cap Value Portfolio (Class I)

The Fund seeks to reduce risk by diversifying among many companies and industries. However, at times, the Portfolio Manager may emphasize certain sectors or industries that he believes are undervalued relative to their historical valuations.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in equity securities of large capitalization companies, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. A company’s stock can also be affected by the company’s financial condition. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Mid- and Large-Cap Stock Risk. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources. To the extent the Portfolio Manager commits a portion of the Fund’s assets to stocks of mid-cap companies, the Fund will be subject to their risks.

Value Investing Risk. With a valuation sensitive approach, there is the risk that stocks may remain undervalued during a given period, because value stocks, as a category, lose favor with investors, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Catalyst Risk. Investing in companies with potential catalysts carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case the Fund may experience losses.

3 Large Cap Value Portfolio (Class I)

Arbitrage Risk. Investing in foreign stocks or thinly-traded securities may involve a greater risk for excessive trading due to potential arbitrage opportunities. For example, to the extent that the Fund’s net asset value does not immediately reflect changes in market conditions or the true market value of these securities, an investor may seek to benefit from the pricing differences caused by this delay.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

4 Large Cap Value Portfolio (Class I)

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index, which appears immediately below the Fund’s returns. The performance information does not reflect insurance product or qualified plan expenses. If such information were reflected, returns would be less than those shown.

Prior to May 1, 2012, the Fund had a policy of investing mainly in common stock of mid- to large-capitalization companies. Its performance prior to that date might have been different if current policies had been in effect.

Past performance is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS
AS OF 12/31 EACH YEAR

[Bar chart to be provided]
Best quarter: [ ]%
Worst quarter: [ ]%

AVERAGE ANNUAL TOTAL % RETURNS
AS OF 12/31/11

	1 Year	5 Years	10 Years
Large Cap Value Portfolio (Class I)	[ ]	[ ]	[ ]
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	[ ]	[ ]	[ ]

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Eli M. Salzmann (Managing Director of NBM and NB LLC). He has managed the Fund since December 2011.

BUYING AND SELLING FUND SHARES

The Fund is designed for use with certain variable insurance contracts and qualified plans. Because shares of the Fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this Fund.

When you buy and sell shares of the Fund, the share price is the Fund’s net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted. The Fund generally is open for business every day the New York Stock Exchange is open.

TAX INFORMATION

Distributions made by the Fund to a variable annuity or variable life insurance separate account or a qualified pension or retirement plan, and exchanges and redemptions of Fund shares made by a separate account or qualified plan ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes.

5 Large Cap Value Portfolio (Class I)

Please see your variable contract prospectus or the governing documents of your qualified plan for information regarding the federal income tax treatment of the distributions to separate accounts or qualified plans and the holders of the contracts or plan participants.

PAYMENTS TO FINANCIAL INTERMEDIARIES

NBM and/or its affiliates may pay insurance companies or their affiliates, qualified plan administrators, broker-dealers or other financial intermediaries, for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants who choose the Fund as an investment option. These payments may create a conflict of interest as they may be made to the intermediaries participating in the Fund to render services to variable contract owners and qualified plan participants, and may also provide incentive for the intermediaries to recommend the Fund’s shares or make them available to their current or prospective variable contract owners and qualified plan participants, and therefore promote distribution of the Fund’s shares.

6 Large Cap Value Portfolio (Class I)

Descriptions of Certain Practices and Security Types

Large-Cap Stocks. Large-cap companies are usually well established. Compared to mid-cap companies, they may be less responsive to change, but their returns have sometimes led those of mid-cap companies, often with lower volatility.

Foreign Stocks. There are many promising opportunities for investment outside the United States. Foreign markets often respond to different factors and therefore may follow cycles that are different from each other.

For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification. While foreign stock markets can be risky, investors gain an opportunity to add potential long-term growth, while diversifying their portfolio.

Value Investing. At any given time, there are companies whose stock prices, whether based on earnings, book value, or other financial measures, do not reflect their full economic opportunities. This happens when investors under-appreciate the business potential of these companies, or are distracted by transient or non- fundamental issues. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

Change of Goal. The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

Additional Information about Principal Investment Risks

This section provides additional information about the Fund’s principal investment risks described in the Fund Summary section.

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values. Changes in the financial condition of a single issuer can impact the market as a whole. To the extent that a Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance. Because many investors buy stocks on margin, increases in interest rates generally can reduce market prices of equities. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Market Capitalization Risk. To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

Value Investing Risk. With a valuation sensitive approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s stock or debt may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect in the value of an issuer's securities.

Sector Risk. A Fund’s investing approach may dictate an emphasis on certain sectors, industries, or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to

7

economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case a Fund may experience losses. Furthermore, a catalyst, such as a pending restructuring or spin-off, may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case a Fund may experience losses. In addition, certain catalysts, such as companies emerging from bankruptcy or restructurings resulting from bankruptcy, carry additional risks and the securities of such companies may be more likely to lose value than the securities of more financially stable companies. It also may be difficult to obtain complete financial information about companies involved in certain situations and management of such companies may be addressing a situation with which it has little experience.

Arbitrage Risk. Investing in foreign stocks may also involve a greater risk for excessive trading due to “time-zone arbitrage”. If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign stock and such price is not reflected in the Fund's current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. Similar arbitrage opportunities may occur in a fund which invests in thinly-traded securities, such as the securities of certain mid- or small-capitalization companies. The Board of Trustees has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to such arbitrage opportunities and other potential pricing discrepancies.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Liquidity in some markets has decreased; credit has become scarcer worldwide; and the values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These market conditions may continue or get worse. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Information about Additional Risks

The Fund may use certain practices and invest in certain securities involving additional risks. Borrowing, securities lending and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. If the Fund were to use certain derivatives to gain stock market exposure for excess cash holdings, it would increase its risk of loss.

When the Fund anticipates adverse market, economic, political or other conditions, or it receives large cash inflows, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses, but may mean lost opportunities. In addition, different factors could affect the Fund's performance, and it may not achieve its goal.

Description of Index

The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

8

Management of the Fund
Investment Managers

Neuberger Berman Management LLC (the “Manager”) is the Fund’s investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage approximately $205 billion in total assets (as of 12/31/2012) and continue an asset management history that began in 1939. For the 12 months ended 12/31/2012, the management/administration fees paid to the Manager were 0.85% of the Funds’ average net assets.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's annual report to shareholders dated December 31, 2012.

Portfolio Manager

Eli M. Salzmann is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Salzmann has been a portfolio manager of the Fund since December 2011. Prior to joining the firm, Mr. Salzmann spent nearly 14 years at another investment manager where he was a Partner, Director of Large-Cap Value and a portfolio manager specializing in U.S. Large-Cap Value strategies.
Please see the Statement of Additional Information for additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares.

9

Financial Highlights
Neuberger Berman Advisers Management Trust - Large Cap Value Portfolio—I Class Shares

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years.
YEAR ENDED DECEMBER 31,	2008	2009	2010	2011	2012

PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	20.76	7.11	9.82	11.27
Plus:	Income from investment operations
	Net investment income(5)	0.08	0.03	0.00	0.03
	Net gains/losses - realized and unrealized	(10.78)	3.98	1.52	(1.31)
	Subtotal: income from investment operations	(10.70)	4.01	1.52	(1.28)
Minus:	Distributions to shareholders
	Income dividends	0.09	0.24	0.07	–
	Capital gain distributions	2.86	1.06	–	–
	Subtotal: distributions to shareholders	2.95	1.30	0.07	–
Equals:	Share price (NAV) at end of year	7.11	9.82	11.27	9.99
RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income - as they actually are as well as how they would have been if certain expense waiver and/or offset arrangements had not been in effect.
Net expenses - actual		0.94	1.05	1.11	1.13
Gross expenses		0.94(1)	1.06(1)	–	–
Expenses(2)		0.95	1.05	1.11	1.13
Net investment income - actual		0.53	0.34	(0.02)	0.29
OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		(52.37)(4)	56.23(4)	15.55	(11.36)
Net assets at end of year (in millions of dollars)		217.9	96.7	97.2	75.3
Portfolio turnover rate (%)		38	41	43	102

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The above figures have been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent shareholder report (see back cover).
This information does not reflect insurance product or qualified plan expenses. If such expenses were reflected, returns would be less than those shown.
(1)	Shows what this ratio would have been if there had been no waiver of investment management fee.
(2)	Shows what this ratio would have been if there had been no expense offset arrangements.
(3)
Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the fund are not affected by insurance related expenses.

(4)	Would have been lower if Neuberger Berman Management LLC had not waived certain expenses.
(5)	Calculated based on the average number of shares outstanding during each fiscal period.
10

Your Investment
Buying and Selling Fund Shares
The Fund described in this prospectus is designed for use with certain variable insurance contracts and qualified plans. Because shares of the Fund are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this Fund.

Under certain circumstances, the Fund reserves the right to:

■	suspend the offering of shares
■	reject any exchange or investment order
■	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
■	change, suspend, or revoke the exchange privilege
■	suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the U.S. Securities and Exchange Commission (“SEC”)

Frequent purchases, exchanges and redemptions in fund shares (“market-timing activities”) can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the Fund’s principal underwriter for implementing those policies. Pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order; or change, suspend or revoke the exchange privilege. These policies and procedures are applied consistently to all shareholders.

Neuberger Berman Management LLC applies the Fund’s policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. The Fund generally requires insurance companies and qualified plan administrators to enter into agreements with the Fund to enable the Fund to implement and enforce its market-timing policies and procedures. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund and Neuberger Berman Management LLC to monitor exchange or purchase orders by individual variable contract owners or qualified plan participants that are submitted to the Fund on an aggregated basis by insurance companies or qualified plans may be limited. Accordingly, there can be no assurance that the Fund or Neuberger Berman Management LLC will be able to mitigate or eliminate all market-timing activities.

Because the Fund is offered to different insurance companies and for different types of variable contracts—annuities, life insurance and qualified plans—groups with different interests will share the Fund. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the Fund watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the Fund. While this might resolve the conflict, it also might force the Fund to sell securities at disadvantageous prices.

Share Prices

When you buy and sell shares of the Fund, the share price is the Fund’s net asset value per share.

11

The Fund is open for business every day the New York Stock Exchange (“Exchange”) is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. The Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company or qualified plan administrator to find out by what time your transaction request must be received in order to be processed the same day. The Fund normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. Depending on when your insurance company or qualified plan accepts transaction requests, it is possible that the Fund's share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you can't buy or sell Fund shares. The Fund's share price, however, will not change until the next time it is calculated.

Share Price Calculations

The price of a share of the Fund is the total value of the Fund's assets minus its liabilities, divided by the total number of Fund shares outstanding. Because the value of the Fund's securities changes every business day, the share price usually changes as well.

The Fund values equity securities by using market prices, and values debt securities using bid quotations from independent pricing services or principal market markers. The Fund may value short-term securities with remaining maturities of less than 60 days at cost; these values, when combined with interest earned, approximate market value.

In certain cases, events that occur after markets have closed may render certain prices unreliable or reliable market quotes may not be available. When a market price is not available or the Fund believes a market price does not reflect the amount that the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities.

Fair value pricing generally will be used if the exchange on which a portfolio security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to a Fund's net asset value calculation. The Fund may also use these methods to value securities that trade in a foreign market, especially if significant events that appear likely to affect the value of these securities occur between the time that the foreign market closes and the time the New York Stock Exchange closes. Significant events may include (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations.

The use of fair value estimates could affect the Fund's share price. Estimated fair value may involve greater reliance on the manager’s judgment and available data bearing on the value of the security and the state of the markets, which may be incomplete. The estimated fair value of a security may differ from the value that would have been assigned to a security had other sources, such as the last trade price, been used and, because it is an estimate, it may not reflect the price that the Fund would actually obtain if it were to sell the security.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you can't buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Fund Structure

While Neuberger Berman Management LLC and Neuberger Berman LLC may serve as the adviser or sub-adviser of other mutual funds that have similar names, goals, and strategies as the Fund, there may be certain differences between the Fund

12

and these other mutual funds in matters such as size, cash flow patterns and tax matters, among others. As a result, there could also be differences in performance.

Distributions and Taxes
The information below is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; for a more detailed discussion, request a copy of the Statement of Additional Information. Also, you may want to consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.

Distributions. The Fund pays out to shareholders of record any net income and net realized capital gains. Ordinarily, the Fund makes distributions once a year in October. All dividends and other distributions received by shareholders of record are automatically reinvested in Fund shares.

How distributions and transactions are taxed. Dividends and other distributions made by the Fund, as well as transactions in Fund shares, are taxable, if at all, to the extent described in your qualified plan documentation or variable contract prospectus. Please consult such documents for more information.

Other tax-related considerations. The Fund intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a qualified regulated investment company, the Fund is generally not subject to federal income tax on its ordinary income and net realized capital gain that is distributed. It is the Fund's intention to distribute all such income and gains.

Because the Fund is offered through certain variable insurance contracts and qualified plans, it is subject to special diversification standards beyond those that normally apply to regulated investment companies. If the underlying assets of the Fund fail to meet the special standards, you could be subject to adverse tax consequences—for example, some of the income earned by the Fund could generate a current tax liability. Accordingly, the Fund intends to comply with the diversification requirements of Section 817(h) of the Code for variable contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from the Fund to the insurance company's separate accounts. Under the relevant regulations, a Fund is deemed adequately diversified if (i) no more than 55% of the value of the total assets of the Fund is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer. It is possible that complying with these requirements may at times call for decisions that could reduce investment performance.

In unusual circumstances, there may be a risk to you of special tax liabilities from an investment in the Fund.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and you. Please refer to the Statement of Additional Information for more information about the tax status of the Fund. You should consult the prospectus for your variable contract or with your tax adviser for information regarding taxes applicable to the variable contract.

Insurance and Qualified Plan Expenses

The fees and policies outlined in this prospectus are set by the Fund and by Neuberger Berman Management LLC. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or your qualified plan; for those fees, you will need to see the prospectus for your variable contract or your qualified plan documentation.

13

Distribution and Services

The Fund has a non-fee distribution plan that recognizes that Neuberger Berman Management LLC may use its own resources, including revenues from fees paid to Neuberger Berman Management LLC from the Fund, to pay expenses for services primarily intended to result in distribution of Fund shares.

Neuberger Berman Management LLC may also pay insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants. These services may include providing information about the Fund, teleservicing support, and delivering Fund documents, among others. These payments may encourage intermediaries participating in the Fund to render services to variable contract owners and qualified plan participants, and may also provide incentive for the intermediaries to make the Fund's shares available to their current or prospective variable contract owners and qualified plan participants, and therefore promote distribution of the Fund's shares.

Neuberger Berman Management LLC does not receive any separate fees from the Fund for making these payments.

Portfolio Holdings Policy
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information. The complete portfolio holdings for the Fund are available at http://www.nb.com 15-30 days after each month-end. The Fund's complete portfolio holdings will remain available at www.nb.com until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Large Cap Value Portfolio (Class I) Shares

If you’d like further details on this Fund you can request a free copy of the following documents:
Shareholder Reports. The shareholder reports offer information about the Fund’s recent performance, including:

■	a discussion by the Portfolio Manager(s) about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year
■	Fund performance data and financial statements
■	portfolio holdings

Statement of Additional Information (SAI). The SAI contains more comprehensive information on this Fund, including:

■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management LLC
Sub-adviser: Neuberger Berman LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Web site: www.nb.com
Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington DC 20549-1520. They are also available from the EDGAR Database on the SEC’s web site at www.sec.gov.
You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.

The “ Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC ©2013 Neuberger Berman Management LLC. All rights reserved. ©2013 Neuberger Berman Fixed Income LLC. All rights reserved.
SEC file number: 811-4255
A0064 05/13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated [  ], 2013

The Balanced Portfolio, Growth Portfolio, Guardian Portfolio, International Equity Portfolio (formerly International Portfolio) , International Large Cap Portfolio, Mid Cap Growth Portfolio, Large Cap Value Portfolio, Real Estate Portfolio, Mid Cap Intrinsic Value Portfolio, Short Duration Bond Portfolio, Small Cap Growth Portfolio and Socially Responsive Portfolio (each a “Fund”) of Neuberger Berman Advisers Management Trust (“Trust”) are mutual funds that offer shares pursuant to Prospectuses and Summary Prospectuses dated [  ], 2013 , (the “Prospectuses”).

Shares of the Funds are sold to insurance company separate accounts, so that the Funds may serve as investment options under variable life insurance policies and variable annuity contracts issued by insurance companies.

The Funds’ Prospectuses provide the basic information that an investor should know before investing in the Funds.  You can get a free copy of the Prospectus, annual and/or semi-annual report for each Fund from Neuberger Berman Management LLC (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling the Trust at 1-800-877-9700.  You should read the Prospectuses carefully before investing in the Funds.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectuses.  This SAI is not an offer to sell shares of any class of the Funds.  A written offer can be made only by a prospectus.

Each Fund’s financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the Fund’s annual report to shareholders into (and are therefore legally part of) this SAI.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor.  The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” name and logo are service marks of Neuberger Berman Group LLC.  “Neuberger Berman Management LLC” and the Funds named in this SAI are either service marks or registered trademarks of Neuberger Berman Management LLC. © 2013 Neuberger Berman Management LLC.  All rights reserved. © 2013 Neuberger Berman LLC. All rights reserved.  © 2013 Neuberger Berman Fixed Income LLC. All rights reserved.

INVESTMENT INFORMATION		1

Investment Policies and Limitations		1

Temporary Defensive Positions and Cash Management		5

Rating Agencies		6

Additional Investment Information		6

TRUSTEES AND OFFICERS		59

Information about the Board of Trustees		60

Information about the Officers of the Trust		65

The Board of Trustees		67

TABLE OF COMPENSATION		75

Ownership of Securities		76

Independent Trustees Ownership of Securities		77

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES		78

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES		83

Management and Control of NB Management, Neuberger Berman and NB
Fixed Income		83

Investment Manager		84

Management and Administration Fees		85

Expense Limitations		86

Sub-Adviser		89

Investment Companies Advised		89

DISTRIBUTION ARRANGEMENTS		90

Distributor		90

A.	Distribution Plan (Class I)	91

B.	Distribution and Shareholder Services Plan (Class S)	92

Revenue Sharing		94

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION		95

Share Prices and Net Asset Value		95

Suspension of Redemptions		97

Redemptions in Kind		97

i

Market Timing	97

DIVIDENDS AND OTHER DISTRIBUTIONS	98

ADDITIONAL TAX INFORMATION	98

Taxation of Each Fund	98

Subchapter M	99

Section 817(h)	99

Tax Aspects of the Investments of the Funds	100

PORTFOLIO MANAGERS	103

Other Accounts Managed	103

Conflicts of Interest	104

Portfolio Manager Compensation	105

Securities Ownership	106

PORTFOLIO TRANSACTIONS	107

CODES OF ETHICS	112

PORTFOLIO TURNOVER	113

PROXY VOTING	113

PORTFOLIO HOLDINGS DISCLOSURE	114

Portfolio Holdings Disclosure Policy	114

Portfolio Holdings Disclosure Procedures	114

Portfolio Holdings Approved Recipients	115

REPORTS TO SHAREHOLDERS	116

INFORMATION REGARDING ORGANIZATION, CAPITALIZATION, AND
OTHER MATTERS	116

CUSTODIAN AND TRANSFER AGENT	118

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	118

LEGAL COUNSEL	118

REGISTRATION STATEMENT	118

FINANCIAL STATEMENTS	118

APPENDIX A RATINGS OF CORPORATE BONDS AND COMMERCIAL
PAPER	Appendix-1

ii

INVESTMENT INFORMATION

Each Fund is a separate series of the Trust, a Delaware statutory trust organized on May 23, 1994 and registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company.  Each Fund seeks to achieve its investment objective by investing in accordance with its investment objective and policies.  The Funds are managed by Neuberger Berman Management LLC (“NB Management”).

The following information supplements the discussion in the Prospectuses of the investment objective, policies and limitations of each Fund. Unless otherwise specified, those investment objectives, policies and limitations are not fundamental and may be changed by the trustees of the Trust (“Trustees”) without shareholder approval.  The fundamental investment objectives, policies and limitations of a Fund may not be changed without the approval of the lesser of:  (1) 67% of the total units of beneficial interest (“shares”) of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented; or (2) a majority of the outstanding shares of the Fund.  These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

Investment Policies and Limitations

Each Fund has its own fundamental and non-fundamental investment policies and limitations, as discussed below.

Except for the investment limitation on borrowing and, with respect to Short Duration Bond Portfolio, the investment limitation on illiquid securities, any maximum percentage of securities or assets contained in any investment policy or limitation will not be considered to be exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund.  If events subsequent to a transaction result in a Fund exceeding the percentage limitation on borrowing, as applicable, or the percentage limitation on illiquid securities, NB Management will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

The Funds’ fundamental investment policies and limitations are as follows:

1.      Borrowing.  Each Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment (except for International Equity and International Large Cap Portfolios which may borrow for leveraging or investment) and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).  If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

2.      Commodities.  Each Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures and foreign currencies and forward contracts but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

For purposes of the limitations on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.

3.      Diversification.  Each Fund (except for Real Estate Portfolio) may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.  Real Estate Portfolio is non-diversified under the 1940 Act.

4.      Industry Concentration.  Each Fund (except Real Estate Portfolio) may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry.  This limitation does not apply to purchases of (i) securities issued or guaranteed by the U.S. Government and Agency Securities, or (ii) investments by all Funds (except International Equity , International Large Cap and Large Cap Value Portfolios) in certificates of deposit or bankers’ acceptances issued by domestic branches of U.S. banks.  Real Estate Portfolio will invest more than 25% of its assets in the real estate industry.

Please note that for purposes of the investment limitation on concentration in a particular industry, NB Management determines the “issuer” of a municipal obligation that is not a general obligation note or bond based on the obligation’s characteristics.  The most significant of these characteristics is the source of funds for the repayment of principal and payment of interest on the obligation.  If an obligation is backed by an irrevocable letter of credit or other guarantee, without which the obligation would not qualify for purchase under a Fund’s quality restrictions, the issuer of the letter of credit or the guarantee is considered an issuer of the obligation.  If an obligation meets the quality restrictions of a Fund without credit support, the Fund treats the commercial developer or the industrial user, rather than the governmental entity or the guarantor, as the issuer of the obligation, even if the obligation is backed by a letter of credit or other guarantee.  Also for purposes of the investment limitation on concentration in a particular industry, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities.  In the case of privately issued mortgage-related securities or asset-backed securities, the Trust takes the position that such securities do not represent interests in any particular “industry” or group of industries.  In addition, also for purposes of the investment limitation on concentration in a particular industry, certificates of deposit (“CD”) are interpreted to include similar types of time deposits.

For purposes of the limitation on industry concentration, industry classifications are determined for each Fund in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard.

5.      Lending.  Each Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

6.      Real Estate.  Each Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.  The Real Estate Portfolio may: (i) invest in securities of issuers that mortgage, invest, or deal in real estate or interests therein; (ii) invest in securities that are secured by real estate or interests therein; (iii) purchase and sell mortgage related securities; (iv) hold and sell real estate acquired by the Real Estate Portfolio as a result of the ownership of securities; and (v) invest in real estate investment trusts of any kind.

7.      Senior Securities.  Each Fund may not issue senior securities, except as permitted under the 1940 Act.

8.      Underwriting.  Each Fund may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

9.      Investment through a Master/Feeder Structure.  Notwithstanding any other investment policy, each Fund may invest all of its net investable assets (cash, securities and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.  Currently, the Funds do not utilize this policy.  Rather, each Fund invests directly in securities.

The following non-fundamental investment policies and limitations apply to all Funds unless otherwise indicated.

1.      Borrowing (All Funds except International Equity and International Large Cap Portfolios).  Each Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

2.      Lending.  Except for the purchase of debt securities and engaging in repurchase agreements, each Fund may not make any loans other than securities loans.

3.      Margin Transactions.  Each Fund may not purchase securities on margin from brokers or other lenders except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions.  For all Funds margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

4.      Illiquid Securities.  Each Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.  Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

5.      Investments in Any One Issuer (Real Estate Portfolio).  At the close of each quarter of the Fund’s taxable year, (i) no more than 25% of the value of its total assets will be invested in the securities of a single issuer, and (ii) with regard to 50% of its total assets, no more than 5% of the value of its total assets will be invested in the securities of a single issuer.  These limitations do not apply to U.S. government securities, as defined for federal tax purposes, or securities of another “regulated investment company” (as defined in section 851(a) of the Code) (“RIC”).

6.      Foreign Securities (Balanced (equity securities portfolio), Growth, Guardian, Mid Cap Growth, Large Cap Value, Real Estate, Mid Cap Intrinsic Value, Socially Responsive, Short Duration Bond and Small Cap Growth Portfolios).  These Funds may not invest more than 10% (20% in case of Guardian, Mid Cap Growth, Large Cap Value, Mid Cap Intrinsic Value and Socially Responsive Portfolios and 25% in case of Short Duration Bond Portfolio) of the value of their total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts (“ADRs”).

7.      Pledging (Guardian Portfolio).  The Fund may not pledge or hypothecate any of its assets, except that the Fund may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Fund to a mutual insurance company of which the Fund is a member.

The other Funds are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

8.      Social Policy (Socially Responsive Portfolio).  The Fund may not purchase securities of issuers who derive more than 5% of their total revenue from the production of alcohol, tobacco, weapons, or nuclear power and may not purchase securities of issuers deriving more than 5% of total revenue from gambling.

The Fund shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in equity securities selected in accordance with its social policy.  The Fund will not alter this policy without providing at least 60 days’ prior notice to shareholders.

9.      Debt Securities (Short Duration Bond Portfolio).  The Fund shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in bonds and other debt securities.  The Fund will not alter this policy without providing at least 60 days’ prior notice to shareholders.

10.      Small-Cap Companies (Small Cap Growth Portfolio).  The Fund shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in small capitalization companies.  The Fund will not alter this policy without providing at least 60 days’ prior notice to shareholders.

11.      Mid-Cap Companies (Mid Cap Growth and Mid Cap Intrinsic Value Portfolios).  The Fund shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in mid capitalization companies.  The Fund will not alter this policy without providing at least 60 days’ prior notice to shareholders.

12.      Large-Cap Companies (International Large Cap and Large Cap Value Portfolios).  The Fund shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in large-capitalization companies.  The Fund will not alter this policy without providing at least 60 days’ prior notice to shareholders.

13.      Real Estate Companies (Real Estate Portfolio).  The Fund shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in equity securities issued by real estate investments trusts and common stocks and other securities issued by real estate companies.  The Fund will not alter this policy without providing at least 60 days’ prior notice to shareholders.

Temporary Defensive Positions and Cash Management

For temporary defensive purposes or to manage cash pending investment or payout, each Fund (except International Equity , International Large Cap and Socially Responsive Portfolios) may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, money market funds and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.  Balanced (debt securities portion) and Short Duration Bond Portfolios may adopt shorter than normal weighted average maturities or durations.  Yields on these securities are generally lower than yields available on the lower-rated debt securities in which Balanced (debt securities portion) and Short Duration Bond Portfolios normally invest.

Any part of Socially Responsive Portfolio’s assets may be retained temporarily in investment grade fixed income securities of non-governmental issuers, U.S. Government and Agency Securities, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents when NB Management believes that significant adverse market, economic, political, or other circumstances require prompt action to avoid losses.  Generally, the foregoing temporary investments for Socially Responsive Portfolio are selected with a concern for the social impact of each investment.

For temporary defensive purposes or to manage cash pending investment or payout, each of International Equity and International Large Cap Portfolios may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, government and agency securities, and repurchase agreements.  International Equity and International Large Cap Portfolios may also invest in such instruments to increase liquidity or to provide collateral to be segregated.

In reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions.

Among other things, the conditions preclude the Fund from paying a sales charge (“sales charge”) , as defined in NASD Rule 2830(b) (8) (contained in the National Association of Securities Dealers (“NASD”) Conduct Rules, which are a part of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Manual ), or service fee, as defined in NASD Rule 2830(b)(9), in connection with its purchase or redemption of a money market fund’s or an unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.

In addition, pursuant to an exemptive order received from the SEC, a Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund.  Although the unregistered fund endeavors to maintain a $1.00 share price, there is no assurance that it will be able to do so.  If it were necessary to liquidate assets in the unregistered fund to meet returns on outstanding securities loans at a time when the unregistered fund’s price per share was less than $1.00, a Fund may not receive an amount from the unregistered fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the unregistered fund at the price at which that fund is carrying them. The unregistered fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7.  Money market funds and unregistered funds do not necessarily invest in accordance with the Socially Responsive Portfolio’s social policy.

Rating Agencies

Each Fund may purchase securities rated by Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or any other nationally recognized statistical rating organization (“NRSRO”).  The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate.  Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon and rating may have different yields.  Although the Funds may rely on the ratings of any NRSRO, the Funds mainly refer to ratings assigned by S&P and Moody’s, which are described in Appendix A to this SAI.  The Funds may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Funds may permissibly invest.

Additional Investment Information

Some or all of the Funds, as indicated below, may make the following investments, among others, some of which are part of the Funds’ principal investment strategies and some of which are not.  The principal risks of each Fund’s principal strategies are discussed in the Prospectuses.  They may not buy all of the types of securities or use all of the investment techniques that are described.  As used herein, “Equity Funds” refers to Balanced (equity securities portion), Growth, Guardian, International Equity , International Large Cap, Mid Cap Growth, Large Cap Value, Real Estate, Mid Cap Intrinsic Value, SmallCap Growth

and Socially Responsive Portfolios.  “Income Funds” refers to Balanced (debt securities portion) and Short Duration Bond Portfolios.  Each Equity Fund invests in a wide array of stocks, and no single stock makes up more than a small fraction of any Fund’s total assets.  Of course, each Fund’s holdings are subject to change.

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Illiquid Securities (All Funds).  Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued.  These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days.  Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, as amended, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Trustees, determines they are liquid.  Most such securities held by the Funds are deemed liquid.  Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the U.S.  Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market.  The sale of some illiquid securities by a Fund may be subject to legal restrictions which could be costly to the Fund.

Policies and Limitations.  No Fund may purchase any securities if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Repurchase Agreements (All Funds).  In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System (or with respect to International Equity and International Large Cap Portfolios, from a foreign bank or from a U.S. branch or agency of a foreign bank), or from a securities dealer, that agrees to repurchase the securities from the Fund at a higher price on a designated future date.  Repurchase agreements generally are for a short period of time, usually less than a week.  Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults.  NB Management monitors the creditworthiness of sellers.  If International Equity or International Large Cap Portfolio enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

Policies and Limitations.  Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities.  No Fund may enter into a repurchase agreement with a maturity or put feature of more than seven days if, as a result, more than 15% of its net assets would then be invested in such repurchase agreements and other illiquid securities.  A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type (excluding maturity and duration limitations) that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

Securities Loans (All Funds).  Each Fund may lend portfolio securities to banks, brokerage firms, or institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Fund.  The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral.  During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities.  These loans are subject to termination at the option of the Fund or the borrower.  The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.  The Funds do not have the right to vote on securities during the term of the loan. However, it is each Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral would satisfy the obligation.  However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.  Subject to compliance with conditions of an SEC exemptive order, a Fund can loan securities through a separate operating unit of Neuberger Berman LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent.  The Funds also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC exemptive order.

Policies and Limitations.  Each Fund may lend securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management.  Borrowers are required continuously to secure their obligations to return securities borrowed from a Fund by depositing collateral in a form determined to be satisfactory by the Trustees.  The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.  See the section entitled “Temporary Defensive Positions and Cash Management” for information on how the cash collateral may be invested.  For purposes of each Fund’s investment goal and strategies any requirements that a certain percentage of a Fund’s assets be invested in a certain fashion shall not apply to cash collateral from securities lending activities and income earned on reinvestment of that cash collateral.  Securities lending by Socially Responsive Portfolio is not subject to the that Fund’s social policy.

Restricted Securities and Rule 144A Securities (All Funds).  Each Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act.  Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.  In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers.  To the extent privately placed securities held by a Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act.  To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity.  NB Management, acting under guidelines established by the Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.  Foreign securities that are freely tradable in their principal markets are not considered to be restricted.  Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.  Restricted securities for which no market exists are priced by a method that the Trustees believe accurately reflect fair value.

Policies and Limitations.  To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund’s 15% limit on investments in illiquid securities.

Commercial Paper (All Funds).  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations.  Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act.  While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Trustees.

Policies and Limitations.  To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to each Fund’s 15% limit on investments in illiquid securities. The Equity Funds may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody’s (P-1) or is deemed by NB Management to be of comparable quality. International Equity and International Large Cap Portfolios may invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated accounts.

Reverse Repurchase Agreements (All Funds).  In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest.  Reverse repurchase agreements may increase fluctuations in a Fund’s net asset value (“NAV”) and may be viewed as a form of leverage.  There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.  NB Management monitors the creditworthiness of counterparties to reverse repurchase agreements.

Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of each Fund’s investment limitations and policies concerning borrowings.  While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian or designate on its records as segregated cash or appropriate liquid securities, marked to market daily, in an amount at least equal to each Fund’s obligations under the agreement.

Banking and Savings Institution Securities (All Funds).  These include CDs, time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which the Fund invests typically are not covered by deposit insurance.

A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

Leverage (International Equity and International Large Cap Portfolios).  Each Fund may engage in transactions that have the effect of leverage.  Each of International Equity and International Large Cap Portfolios may make investments when borrowings are outstanding.  Leverage creates an opportunity for increased net income but, at the same time, creates special risk considerations.  For example, leveraging may amplify changes in a Fund’s NAV.  Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  Leverage from borrowing creates interest expenses for a Fund.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, a Fund’s net income will be greater than it would be if leveraging were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to a Fund’s shareholders as dividends will be reduced.

Policies and Limitations.  Generally, the Funds do not intend to use leverage for investment purposes.  They may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes or to obtain collateral needed to borrow a security in order to effect a short sale of that security and to facilitate other hedging transactions.  Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Funds’ investment limitations.

Foreign Securities (All Funds).  Each Fund may invest in U.S. dollar-denominated securities issued by foreign issuers and foreign branches of U.S. banks, including negotiable CDs, banker’s acceptances and commercial paper.  Foreign issuers are issuers organized and doing business principally outside the U.S. and include banks, non-U.S. governments and quasi-governmental organizations.

While the Funds (except International Equity and International Large Cap Portfolios) may invest in foreign securities to reduce risk by providing further diversification,  such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.  These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision regarding financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the United States.  It may be difficult to invoke legal process or to enforce contractual obligations abroad.  There are also risks caused by different laws and customs governing securities tracking, and possibly limited access to the courts to enforce a Fund’s rights as an investor.

Each Fund also may invest in equity (except Short Duration Bond Portfolio), debt, or other securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, with respect to all Funds except Short Duration Bond Portfolio, (2) CDs, commercial paper, fixed-time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities.  Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers described in the preceding paragraph and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscating taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States).  Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments, and there are generally higher commission rates on foreign portfolio transactions.  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and may exhibit greater price volatility.  Additional costs associated with an investment in foreign securities may include higher custodian fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions.  Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon.  The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities, or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.  The inability of a Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.

Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries.  The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investing in foreign securities may involve a risk that investors will engage in excessive trading in shares of a Fund due to “time-zone arbitrage.”  If the price of a portfolio security traded in a foreign market changes by the time the Fund computes its current net asset value, and the change in price is not reflected in the Fund’s current net asset value, some investors may attempt to take advantage of these pricing discrepancies by trading in the Fund’s shares.  This could be harmful to long-term shareholders.

European Union (EU) member countries that have adopted the euro could abandon the euro and replace their currency through means that could include a return to their national currencies.  It is possible that the euro will cease to exist as a single currency in its current form.  The effects of such an abandonment of the euro or a country’s forced expulsion from the euro on that country, the rest of the EU, and global markets could be adverse to the market values of various securities, currencies, and derivatives, and could create conditions of volatility and limited liquidity in various currency, securities, and other markets.  The exit of any country out of the euro could have a destabilizing effect on that country and all eurozone countries and their economies, and could have an adverse effect on the global economy and on global markets.  In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

The Funds (except Short Duration Bond Portfolio) may invest in American Depositary Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”), and International Depository Receipts (“IDRs”).  ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities.  Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange.  However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency.  Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs may not reflect the effect of such information.  EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities.  GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

Policies and Limitations.  In order to limit the risks inherent in investing in foreign currency denominated securities, each of Balanced (equity securities portion), Growth, Real Estate and Small Cap Growth Portfolios may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Short Duration Bond Portfolio may not purchase securities denominated in or indexed to foreign currencies, if, as a result, more than 25% of its total assets (taken at market value) would be invested in such securities.  Guardian, Mid Cap Growth, Large Cap Value, Mid Cap Intrinsic Value and Socially Responsive Portfolio may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities.  Within those limitations, however, no Fund is restricted in the amount it may invest in securities denominated in any one foreign currency.  International Equity and International Large Cap Portfolios invest primarily in foreign securities.

Investments in securities of foreign issuers are subject to each Fund’s quality, and, with respect to the Income Funds, maturity and duration standards.  Each Fund (except International Equity and International Large Cap Portfolios) may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

Securities of Issuers in Emerging Market Countries.  The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

In determining where an issuer of a security is based, NB Management may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.

Additional costs could be incurred in connection with a Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Certain risk factors related to emerging market countries include:

Currency fluctuations.  A Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, a Fund can engage in certain currency transactions to hedge against currency fluctuations. See “Foreign Currency Transactions” below.

Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While a Fund will only invest in markets where these restrictions are considered acceptable by NB Management, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the Fund, or the Fund may have to pay a premium to purchase those equity securities, due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of a Fund’s investments.

Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. A Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the Fund.

Investor information.  A Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, NB Management will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

Taxation.  Taxation of dividends received and net capital gains realized by non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures, and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation.  A Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Fraudulent securities.  Securities purchased by a Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.

Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets.  Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards.  The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.

Japanese Investments.  The Funds may invest in foreign securities, including securities of Japanese issuers.  From time to time International Equity and International Large Cap Portfolio may invest a significant portion of its assets in securities of Japanese issuers.  The performance of these two Funds may therefore be significantly affected by events influencing the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar.  Japan experienced a severe recession in the 1990s, including a decline in real estate values and other events that adversely affected the balance sheets of many financial institutions and indicated that there may be structural weaknesses in the Japanese financial system.  After a few years of mild recovery in the mid-2000s, the Japanese economy is falling into another recession as the current global economic crisis spreads.  The effects of these economic downturns may be felt for a considerable period and are being exacerbated by the currency exchange rate.

Japan’s economy is heavily dependent on international trade.  Japan has few natural resources and must export to pay for its imports of these basic requirements, especially, for example, oil.  Meanwhile, its aging and shrinking population increases the cost of the country’s pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy.  Japan is located in a seismically active area, and in 2011 experienced an earthquake of a sizeable magnitude and a tsunami that significantly affected important elements of its infrastructure and have resulted in a nuclear crisis. The ongoing effects on Japan’s economy as the country rebuilds its infrastructure and addresses the nuclear crisis are not yet certain.  Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China and Russia.

Variable or Floating Rate Securities; Demand and Put Features and Guarantees (All Funds).  Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes.  The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year.  The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer.  Without these credit enhancements, some Adjustable Rate Securities might not meet the quality standards applicable to obligations purchased by the Fund.  Accordingly, in purchasing these securities, each Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer.  A Fund can also buy fixed rate securities accompanied by demand features or put options, permitting the Fund to sell the security to the issuer or third party at a specified price.  A Fund may rely on the creditworthiness of issuers of credit enhancements in purchasing these securities.

Policies and Limitations.  No Fund may invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer.  For purposes of this limitation, each Fund excludes securities that do not rely on the credit instrument or insurance for their ratings, i.e., stand on their own credit.

Mortgage-Backed Securities (Real Estate Portfolio and Income Funds).  Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, pools of mortgage loans.  They may be issued or guaranteed by a U.S. Government agency or instrumentality such as the Government National Mortgage Association (“GNMA”) (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities.  Private mortgage-backed securities may be supported by U.S. Government Agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac (collectively, the “GSEs”).  However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock.  In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of their mortgage portfolios.  While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012.   In August 2012, the U.S. Treasury announced further modifications to the preferred stock purchases program intended to expedite the wind down of the GSEs.  No assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations going forward .  In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities.  Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities.

In addition, the problems faced by the GSEs resulting in their being placed into federal conservatorship and receiving significant U.S. Government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  The Obama Administration produced a report to Congress on February 11, 2011 outlining a proposal to wind down the GSEs by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio.  Congress is currently considering several pieces of legislation that would reform the GSEs and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues.

Based on quarterly loss figures, in August 2011 both GSEs requested additional support from the U.S. Treasury (Fannie Mae requested $2.8 billion and Freddie Mac requested $1.5 billion, net of dividend payments to the U.S. Treasury).  In November 2011, Freddie Mac also requested an additional $6 billion in aid from the U.S. Treasury. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the GSEs’ bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their MBS). The U.S. Government’s commitment to ensure that the GSEs have sufficient capital to meet their obligations is, however, unaffected by the downgrade.

Mortgage-backed securities may have either fixed or adjustable interest rates.  Tax or regulatory changes may adversely affect the mortgage securities market.  In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities.  The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because mortgages may be repaid early, the actual maturity and duration of mortgage-backed securities would be typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule.  In calculating its dollar-weighted average maturity and duration, a Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments.  Different analysts use different models and assumptions in making these determinations.  The Funds use an approach that NB Management believes is reasonable in light of all relevant circumstances.  If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change.  Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.  Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”).  CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages on which payments of principal and interest are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages.  The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs).  Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity).  To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers), including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities may create mortgage loan pools to back CMOs and CBOs.  Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities.  Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because of the absence of direct or indirect government or agency guarantees.  Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance, and letters of credit, may support timely payment of interest and principal of non-governmental pools.  The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers.  NB Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets a Fund’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  A Fund may buy mortgage-backed securities without insurance or guarantees, if NB Management determines that the securities meet the Fund’s quality standards.  NB Management will, consistent with the Fund’s investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

Some of the mortgage-backed securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency.  These instruments may not be liquid.

Policies and Limitations.  A Fund may not purchase mortgage-backed securities that, in NB Management’s opinion, are illiquid if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid securities.

Dollar Rolls (Income Funds).  In a “dollar roll”, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party.  During the period before the repurchase, the Fund forgoes principal and interest payments on the securities.  The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale.  Dollar rolls may increase fluctuations in a Fund’s NAV and may be viewed as a form of leverage.  A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash-equivalent securities position that matures (or can be sold and settled) on or before the forward settlement date of the dollar roll transaction.  There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.  NB Management monitors the creditworthiness of counterparties to dollar rolls.

Policies and Limitations.  Dollar rolls are considered borrowings for purposes of each Fund’s investment policies and limitations concerning borrowings.

Forward Commitments (International Equity and International Large Cap Portfolios) and When-Issued Securities (International Equity , International Large Cap, Large Cap Value and Mid Cap Intrinsic Value Portfolios and Income Funds).  The Funds may purchase securities (including, with respect to Income Funds, mortgage-backed securities such as GNMA, Fannie Mae, and Freddie Mac certificates) on a when-issued basis and International Equity and International Large Cap Portfolios may purchase or sell securities on a forward commitment basis.  These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months although the Funds may agree to a longer settlement period).  The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated.  When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitment transactions enable a Fund to “lock in” what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.  For instance, in periods of rising interest rates and falling prices, International Equity Portfolio or International Large Cap Portfolio might sell securities it owns on a forward commitment basis to limit its exposure to falling prices.  In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields.  If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date the Fund reflects the agreement to purchase the securities on its books.  Because the Fund has not yet paid for the securities, this produces an effect similar to leverage.  A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.  When International Equity Portfolio or International Large Cap Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets.  Fluctuations in the market value of the underlying securities are not reflected in the Portfolio’s NAV as long as the commitment to sell remains in effect.

Policies and Limitations.  A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.  If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into.  A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  A Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued basis, it will deposit, in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments.  In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on the Fund’s records as segregated while the commitment is outstanding.  These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

Real Estate-Related Instruments (Equity Funds).  The Funds may invest in securities issued by real estate companies.  Under normal conditions at least 80% of the Real Estate Portfolio’s net assets, plus borrowing for investment purposes, will be invested in the securities of companies principally engaged in the real estate industry.  A company is “principally engaged” in the real estate industry if it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate.  Under normal conditions the Real Estate Portfolio may invest up to 20% of its net assets in securities of companies not primarily engaged in the real estate industry.

The Funds will not directly invest in real estate, but rather in securities issued by real estate companies.  Investments in these securities are subject to the risks associated with the direct ownership of real estate.  These risks include: declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates.  In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate-related instruments include real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings.  Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.  Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as Equity REITs, Mortgage REITs and Hybrid REITs.  An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income.  An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value.  A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans.  A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended.  A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  Interests in Mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in those REITs may be adversely affected by defaults on such mortgage loans or leases.

The types of REITs described above are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended (“Code”), and failing to maintain exemption from the 1940 Act.

The shares of REITs are subject to the REIT’s management fees and other expenses.  Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs’ operations.  At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.  It is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments will consist of equity REITs.

Technology Securities (All Funds) These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so.  Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and

biotechnology, pharmaceuticals or medical technology.  The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments.  In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility.  Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.

The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established.  In addition, such companies may be subject to intense competition from larger or more established companies.

Master Limited Partnerships (All Funds) Master limited partnerships (“MLPs”) are limited partnerships (or similar entities) in which the ownership units (i.e., limited partnership interests) are publicly traded.  MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter (“OTC”) market.  Many MLPs operate in the oil and gas related businesses, including energy processing and distribution.  Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the partnership level.  Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders.  Distributions from an MLP may consist in part of a return of capital.  Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.  MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.  Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distribution was paid.  This liability may stay attached to the unitholder even after the units are sold.

Energy-Related Investments (All Funds).  The securities of companies in energy-related activities include, among others, integrated oil and gas companies, refining companies, independent oil and gas companies, oil service companies, coal companies, energy infrastructure companies, energy transportation companies, energy master limited partnerships (see “Master Limited Partnerships” above), natural gas and electric utilities, and alternative energy providers.  Companies in the energy sector are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Fund cannot control) and may lack the resources and the broad business lines to weather hard times.  These companies face the risk that their earnings, dividends and stock prices will be affected by changes in the prices and supplies of energy fuels.  Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including the supply and demand for energy fuels, international political events, energy conservation, the success of exploration projects, tax and other governmental regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”), and relationships among OPEC members and between OPEC and oil-importing countries.

Futures, Options on Futures, Options on Securities and Indices,
Forward Contracts, and Options on Foreign
Currencies (collectively, “Financial Instruments”)

Futures Contracts and Options Thereon (All Funds).  Each of Mid Cap Growth, Real Estate and Socially Responsive Portfolios may purchase and sell single stock and interest rate futures contracts, stock and bond index futures contracts, and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates.  Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits each Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities.  These Funds view investment in (i) single stock, interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

Income Funds may purchase and sell interest rate and bond index futures contracts and options thereon, and may purchase and sell foreign currency futures contracts and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates.  Because the futures markets may be more liquid than the cash markets, the use of futures permits a Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities.  The Funds view investments in (1) single stock, interest rate and bond index futures and options thereon as a maturity or duration management device and/or a device to reduce risk and preserve total return in an adverse interest rate environment for the hedged securities and (2) foreign currency futures and options thereon primarily as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies held or intended to be acquired by the Funds.

International Equity and International Large Cap Portfolios may enter into futures contracts on currencies, debt securities, interest rates, and securities indices that are traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”) or on foreign exchanges.  Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange.

International Equity and International Large Cap Portfolios may sell futures contracts in order to offset a possible decline in the value of their portfolio securities.  When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases.  Each Fund may purchase futures contracts in order to fix what NB Management believes to be a favorable price for securities that Fund intends to purchase.  If a futures contract is purchased by a Fund, the value of the contract will tend to change together with changes in the value of such securities.  To compensate for differences in historical volatility between positions International Equity and International Large Cap Portfolios wish to hedge and the standardized futures contracts available to it, each Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

With respect to currency futures, International Equity and International Large Cap Portfolios may sell a futures contract or a call option, or they may purchase a put option on such futures contract, if NB Management anticipates that exchange rates for a particular currency will fall.  Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency.  If NB Management anticipates that a particular currency will rise, each Fund may purchase a currency futures contract or a call option to protect against an increase in the price of securities which are denominated in that currency and which the Fund intends to purchase.  Each Fund may also purchase a currency futures contract or a call option thereon for non-hedging purposes when NB Management anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in each Fund.

For the purposes of managing cash flow, each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”).

A “sale” of a futures contract (or a “short” futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time.  A “purchase” of a futures contract (or a “long” futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time.  Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market.  In both U.S. and foreign markets, an exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract.  A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month.  This may result in a profit or loss.  While futures contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so.

“Margin” with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Fund’s futures positions.  The margin deposit made by the Fund when it enters into a futures contract (“initial margin”) is intended to assure its performance of the contract.  If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit (“variation margin”).  However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess will be paid to the Fund.  In computing their NAVs, the Funds mark to market the value of their open futures positions.  Each Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased).  If the futures commission merchant holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period.  The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put).  Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option.  That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option.  Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although each Fund believes that the use of futures contracts will benefit it, if NB Management’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts.  Further, an appropriate futures contract may not be available even if the portfolio manager wishes to enter into one.  The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.  At best, the correlation between changes in prices of futures contracts and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund’s futures position and the securities held by or to be purchased for the Fund.  The currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates.  This would reduce the value of such contracts used for hedging purposes over a short-term period.  Such distortions are generally minor and would diminish as the contract approaches maturity.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor.  Losses that may arise from certain futures transactions are potentially unlimited.

Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses.  In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses.  If this were to happen with respect to a position held by a Fund, it could (depending on the size of the position) have an adverse impact on the NAV of the Fund.

Single stock and narrow-based security index futures and options thereon have not been permitted to trade in the United States until very recently.  Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances.  In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or “DTEFs”), they have no operating history.  In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.  Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.  In February 2012, the CFTC announced substantial amendments to the permissible exemptions, and to the conditions for relying on the permissible exemptions from registration as a commodity pool operator.  These amendments became effective on January 1, 2013.  The on-going compliance implications of these amendments are not yet fully effective and their scope of application is still uncertain.  To the extent any Portfolios become no longer eligible to claim an exclusion from CFTC regulation, these Portfolios may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation.

Policies and Limitations.  Mid Cap Growth, Real Estate and Socially Responsive Portfolios each may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates.  These Funds do not engage in transactions in futures and options on futures for speculation.  The use of futures and options on futures by Socially Responsive Portfolio is not subject to that Fund’s social policy.

International Equity and International Large Cap Portfolios may purchase and sell futures for bona fide hedging purposes, as defined in regulations of the CFTC, and for non-

hedging purposes (i.e., in an effort to enhance income).  Each Fund may also purchase and write put and call options on such futures contracts for bona fide hedging and non-hedging purposes.

Income Funds may purchase and sell interest rate and bond index futures and may purchase and sell options thereon in an attempt to hedge against changes in securities prices resulting from changes in prevailing interest rates.  The Funds engage in foreign currency futures and options transactions in an attempt to hedge against changes in prevailing currency exchange rates.  Neither Fund engages in transactions in futures or options thereon for speculation.

Each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon.  For purposes of managing cash flow, NB Management may use such futures and options to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Call Options on Securities (All Funds).  Balanced, Guardian, International Equity , International Large Cap, Mid Cap Growth, Real Estate, Mid Cap Intrinsic Value, Short Duration Bond and Socially Responsive Portfolios may write covered call options and may purchase call options on securities.  Each of the other Funds may write covered call options and may purchase call options in related closing transactions.  The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund’s NAV) or to earn premium income.  Fund securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option.  The Fund receives a premium for writing the call option.  So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price.  The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk, but is capable of enhancing a Fund’s total return.  When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period.  If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

Policies and Limitations (Income Funds).  Each Fund may write covered call options and may purchase call options on debt securities in its portfolio or on foreign currencies in its portfolio for hedging purposes.  Each Fund may write covered call options for the purpose of producing income.  Each Fund will write a call option on a security or currency only if it holds that security or currency or has the right to obtain the security or currency at no additional cost.

(Equity Funds).  Balanced (equity securities portion), Guardian, International Equity ,  International Large Cap, Mid Cap Growth, Real Estate, Mid Cap Intrinsic Value and Socially Responsive     Portfolios may write covered call options and may purchase call options on securities.  Each other Equity Fund may write covered call options and may purchase call options in related closing transactions.  Each Fund writes only “covered” call options on securities it owns (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do).

A Fund would purchase a call option to offset a previously written call option.  Each of Balanced, Guardian, Mid Cap Growth, Real Estate, Mid Cap Intrinsic Value, Short Duration Bond and Socially Responsive Portfolios also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.  The use of call options on securities by Socially Responsive Portfolio is not subject to the Social Policy.  International Equity and International Large Cap Portfolios may purchase call options for hedging or non-hedging purposes.

Put Options on Securities (Balanced, Guardian, International Equity , International Large Cap, Mid Cap Growth, Large Cap Value, Real Estate, Mid Cap Intrinsic Value, Short Duration Bond, and Socially Responsive Portfolios).  Each of these Funds may write and purchase put options on securities.  Each Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option.  Each Fund may be obligated to purchase the underlying security at more than its current value.

When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date.  The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Fund securities on which put options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.  When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security.  If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

Policies and Limitations. Guardian, International Equity , International Large Cap, Mid Cap Growth, Large Cap Value, Real Estate, Mid Cap Intrinsic Value and Socially Responsive Portfolios generally write and purchase put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund’s NAV).  However, International Equity and International Large Cap Portfolios also may use put options for non-hedging purposes.  The use of put options on securities by Socially Responsive Portfolio is not subject to that Fund’s social policy.

Balanced and Short Duration Bond Portfolios generally write and purchase put options on securities or on foreign currencies for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on the Fund’s NAV).

General Information About Securities Options.  The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written.  Options normally have expiration dates between three and nine months from the date written.  American-style options are exercisable at any time prior to their expiration date.  International Equity and International Large Cap Portfolios also may purchase European-style options, which are exercisable only immediately prior to their expiration date.  The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series.  If an option is purchased by a Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market.  International Equity and International Large Cap Portfolios also may purchase and sell options that are traded on foreign exchanges.  Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option.  In contrast, OTC options are contracts between a Fund and a counterparty, with no clearing organization guarantee.  Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option.  There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration.  Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted.  In the event of the counter-party’s insolvency, a Fund may be unable to liquidate its options position and the associated cover.  NB Management monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

The premium received (or paid) by a Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market.  The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment.  The premium received by a Fund for writing an option is recorded as a liability on the Fund’s statement of assets and liabilities.  This liability is adjusted daily to the option’s current market value, which is the last reported sales price before the time the Fund’s NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security.  Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both.  There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices.  If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option.  Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions.  From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio.  In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Policies and Limitations.  Each Fund may use American-style options.  International Equity and International Large Cap Portfolios may also purchase European-style options and may purchase and sell options that are traded on foreign exchanges.

The assets used as cover (or segregated) for OTC options written by a Fund will be considered illiquid and thus subject to each Fund’s 15% limitation on illiquid securities unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The use of put and call options by Socially Responsive Portfolio is not subject to that Fund’s social policy.

Put and Call Options on Securities Indices (Equity Funds).  International Equity and International Large Cap Portfolios each may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of a Fund’s securities or securities a Fund intends to buy.  A Fund may write securities index options to close out positions in such options that it has purchased.

For purposes of managing cash flow, each Equity Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed “index multiplier.”  A securities index fluctuates with changes in the market values of the securities included in the index.  Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), the American Stock Exchange, and other U.S. and foreign exchanges.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index.  Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

Policies and Limitations. International Equity and International Large Cap Portfolios may purchase put and call options on securities indices for the purpose of hedging.  All securities index options purchased by a Fund will be listed and traded on an exchange.  No Fund currently expects to invest a substantial portion of its assets in securities index options.

For purposes of managing cash flow, each Equity Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.  All securities index options purchased by the Fund will be listed and traded on an exchange.

Foreign Currency Transactions (All Funds).  Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price (“forward contracts”).  The Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund or protecting the U.S. dollar equivalent of dividends, interest or other payments on those securities.

The Funds (other than International Equity and International Large Cap Portfolios) enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates.  The Funds do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies.  Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

At the consummation of a forward contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract.  If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.  If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices.  Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

NB Management believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies.  For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency.  Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established.  If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation.  Using forward contracts to protect the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities.  Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid.  A Fund may experience delays in the settlement of its foreign currency transactions.

International Equity and International Large Cap Portfolios may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated.  International Equity and International Large Cap Portfolios may also invest in securities denominated in currency baskets which consist of a selected group of currencies.

Policies and Limitations.  The Funds (other than International Equity and International Large Cap Portfolios) may enter into forward contracts for the purpose of hedging and not for speculation.  The use of forward contracts by Socially Responsive Portfolio is not subject to the social policy.

International Equity and International Large Cap Portfolios may enter into forward contracts for hedging or non-hedging purposes.  When a Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. International Equity and International Large Cap Portfolios may also purchase and sell forward contracts for non-hedging purposes when NB Management anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

Options on Foreign Currencies (All Funds).  Each Fund may write and purchase covered call and put options on foreign currencies.  International Equity and International Large Cap Portfolios may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone.

Currency options have characteristics and risks similar to those of securities options, as discussed herein.  Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Policies and Limitations.  A Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.  In addition, International Equity and International Large Cap may purchase put and call options on foreign currencies for non-hedging purposes when NB Management anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in each Fund.  The use of options on currencies by Socially Responsive Portfolio is not subject to the social policy.

Cover for Financial Instruments.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account or designated on its records as segregated with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for Financial Instruments and, if the guidelines so require, segregate the prescribed amount as cash or appropriate liquid securities

Securities held in a segregated account or designated as segregated cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets.  As a result, segregation of a large percentage of a Fund’s assets could impede management or the Fund’s ability to meet current obligations.  A Fund may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

General Risks of Financial Instruments.  The primary risks in using Financial Instruments are: (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and changes in the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments.  There can be no assurance that a Fund’s use of Financial Instruments will be successful.

Each Fund’s use of Financial Instruments may be limited by the provisions of the Code with which it must comply to continue to qualify as a regulated investment company (“RIC”).  See “Additional Tax Information.”  Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

The Funds are not obligated to use any Financial Instruments and makes no representations as to the availability or use of these techniques at this time or at any time in the future.

Policies and Limitations. NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund’s underlying securities or currency.  NB Management intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

Indexed Securities (International Equity and International Large Cap Portfolios and Income Funds).  These Funds may invest in securities whose value is linked to foreign currencies, interest rates, commodities, indices, or other financial indicators (“indexed securities”).  Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments.  The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investments in the underlying instrument or to one or more options thereon.  However, some indexed securities are more volatile than the underlying instrument itself.

Inflation-Indexed Securities (Income Funds).  The Funds may invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index.  Such securities are backed by the full faith and credit of the U.S. Government.  Interest is calculated on the basis of the current adjusted principal value.  The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par.  If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on it than on a conventional bond.

Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury securities.  Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate.  Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasuries having a shorter duration.  Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures.  Because each Fund must distribute substantially all of its income to its shareholders to avoid payment of federal income and excise taxes, a Fund may have to dispose of other investments to obtain the cash necessary to distribute the accrued taxable income on inflation-indexed securities.

Short Sales (Mid Cap Intrinsic Value, Large Cap Value, International Equity and International Large Cap Portfolios).  The Funds may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged.  The Funds also may use short sales in an attempt to realize gain.  To effect a short sale, a Fund borrows a security from a brokerage firm to make delivery to the buyer.  A Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement.  Until the security is replaced, a Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which a Fund replaces the borrowed security.  A Fund will incur a loss if the price of the security increases between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest a Fund is required to pay in connection with the short sale.  A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

A Fund also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

The effect of short selling on a Fund is similar to the effect of leverage.  Short selling may amplify changes in a Fund’s NAV.  Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.

When a Fund is selling stocks short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions), or utilize borrowings or the collateral obtained from securities lending for this cash.

Policies and Limitations. Under applicable guidelines of the SEC staff, if the Large Cap Value, International Equity or International Large Cap Portfolio engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker), or designate on its records as segregated an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale).  In addition, until a Fund replaces the borrowed security, it must daily maintain its segregated assets at such a level that (1) the amount of segregated assets plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount of segregated assets plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.  The Funds’ ability to engage in short sales may be impaired by temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.

Asset-Backed Securities (Income Funds).  Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements.  These assets are securitized through the use of trusts and special purpose corporations.  Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities.  Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities.  The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Certain asset-backed instruments such as collateralized debt obligations, collateralized mortgage obligations, structured investment vehicles and others are designed to allocate risk from pools of assets.  Some of these instruments may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which instruments have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

Certificates for Automobile Receivablessm (“CARSsm”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts.  Payment of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders.  Certificate holders also may experience delays in payment or losses on CARSsm if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”).  Credit balances on Accounts are generally paid down more rapidly than are automobile contracts.  Most of the credit card receivable securities issued publicly to date have been pass-through certificates.  In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities.  Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates.  An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events.  The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield.  An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

Credit cardholders are entitled to the protection of state and federal consumer credit laws.  Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts.  In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Balanced and Short Duration Bond Portfolios each may invest in trust preferred securities, which are a type of asset-backed security.  Trust preferred securities represent interests in a trust formed by a parent company to finance its operations.  The trust sells preferred shares and invests the proceeds in debt securities of the parent.  This debt may be subordinated and unsecured.  Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities.  Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized.  Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment.  If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to a Fund.

Convertible Securities (Equity Funds).  Each Fund may invest in convertible securities.  A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  Convertible securities generally have features of both common stocks and debt securities.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.  Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.  The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock.

The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not.  Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile.  A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  Convertible securities generally have features of both common stocks and debt securities.  A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument.  If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security.  Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective.

Policies and Limitations. Socially Responsive Portfolio may invest up to 20% of its net assets in convertible securities.  The Fund does not intend to purchase any convertible securities that are not investment grade.  Convertible debt securities are subject to each Fund’s investment policies and limitations concerning debt securities.

Preferred Stock (Equity Funds).  The Funds may invest in preferred stock.  Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, although preferred shareholders may have certain rights if dividends are not paid.  Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer.  The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Warrants and Rights (All Funds). Warrants and rights may be acquired by a Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities at a later date.  Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date.  Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities.  The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration date since warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Zero Coupon Securities  (Balanced, Large Cap Value, Mid Cap Intrinsic Value, Short Duration Bond and Socially Responsive Portfolios) and Step Coupon (Balanced and Short Duration Bond Portfolios).  The Funds may invest in zero coupon securities and Balanced and Short Duration Bond Portfolios may invest in step coupon securities, each of which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin paying current interest.  Zero coupon and step coupon securities are issued and traded at a significant discount from their face amount or par value.  The discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.  They are redeemed at face value when they mature.

The discount on zero coupon and step coupon securities (“original issue discount” or “OID”) must be included in gross income ratably by each such Fund prior to the receipt of any actual payments.  Because each Fund must distribute to its shareholders substantially all of its net investment income (including non-cash income attributable to zero coupon and step coupon securities) each year for income and excise tax purposes, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.  See “Additional Tax Information.”

The market prices of zero coupon and step coupon securities generally are more volatile than the prices of securities that pay interest periodically.  Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Municipal Obligations (Income Funds).  Municipal obligations are securities issued by or on behalf of states (as used herein, including the District of Columbia), territories and possessions of the United States and their political subdivisions, agencies, and instrumentalities.  The interest on municipal obligations is generally exempt from federal income tax.  The tax-exempt status of any issue of municipal obligations is determined on the basis of an opinion of the issuer’s bond counsel at the time the obligations are issued.

Municipal obligations include “general obligation” securities, which are backed by the full taxing power of a municipality, and “revenue” securities, which are backed only by the income from a specific project, facility, or tax.  Municipal obligations also include industrial development and private activity bonds which are issued by or on behalf of public authorities, but are not backed by the credit of any governmental or public authority.  “Anticipation notes,” which are also municipal obligations, are issued by municipalities in expectation of future proceeds from the issuance of bonds, or from taxes or other revenues, and are payable from those bond proceeds, taxes, or revenues.  Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

The value of municipal obligations is dependent on the continuing payment of interest and principal when due by the issuers of the municipal obligations in which a Fund invests (or, in the case of industrial development bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds).  As with other fixed income securities, an increase in interest rates generally will reduce the value of a Fund’s investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities.  Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes.  Efforts are periodically undertaken that may result in a restructuring of the federal income tax system.  These developments could reduce the value of all municipal securities, or the securities of particular issuers.

Policies and Limitations.  Short Duration Bond Portfolio may invest up to 5% of its net assets in municipal obligations.

U.S. Government and Agency Securities (All Funds).  U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States.  U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government or government-sponsored enterprises, such as the GNMA, Fannie Mae, Freddie Mac, SLM Corporation (formerly, Student Loan Marketing Association, (commonly known as “Sallie Mae”), Federal Home Loan Banks, and Tennessee Valley Authority.  Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or only by the credit of the issuer.  U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities.  (See “Mortgage-Backed Securities”.)  The market prices of U.S. Government Agency Securities are not guaranteed by the Government and generally fluctuate inversely with changing interest rates.  While the U.S. government provides financial support to those U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.

U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

Short Duration Bond Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.  The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.  Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.  The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

Policies and Limitations.  Short Duration Bond Portfolio has no specific limits or requirements relating to the amount of assets invested in U.S. Government and Agency Securities; however, the Fund must invest according to its investment objective and policies.

Swap Agreements (International Equity , International Large Cap,  Real Estate, and Short Duration Bond Portfolios).  Each Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently).  In an example of a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.  If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount.

Swap agreements may be illiquid.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance.  The risks of swap agreements depend upon the other party’s creditworthiness and ability to perform, as well as the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions.   Moreover, the use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a firm’s creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Policies and Limitations.  In accordance with SEC staff requirements, each Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

Fixed Income Securities (All Funds).  The Income Funds invest primarily in fixed income securities.  While the emphasis of the Equity Funds’ investment programs is on common stocks and other equity securities, the Funds may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities.  Each Fund may invest in investment grade corporate bonds and debentures.  Balanced, International Equity , International Large Cap, Mid Cap Growth, Large Cap Value, Real Estate, Mid Cap Intrinsic Value, Short Duration Bond and Small Cap Growth Portfolios each may invest in corporate debt securities rated below investment grade.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity (“market risk”).  The value of the fixed income securities in which a Fund may invest is likely to decline in times of rising market interest rates.  Conversely, when rates fall, the value of a Fund’s fixed income investments is likely to rise.  Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates.  Foreign debt securities are subject to risks similar to those of other foreign securities.  Lower rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Policies and Limitations.  Except as otherwise provided in the Prospectuses and this SAI, the Equity Funds normally may invest up to 20% of their total assets in debt securities.

Lower-Rated Debt Securities (Balanced, International Equity , International Large Cap, Mid Cap Growth, Large Cap Value, Real Estate, Mid Cap Intrinsic Value, Short Duration Bond and Small Cap Growth Portfolios).  Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category by all NRSROs that have rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality.  Securities rated below investment grade may be considered speculative.  Securities rated B are judged to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with their terms and obligations.  Lower rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions.  In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities.  In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent recovery is sought on defaulted securities.  Because of the many risks involved in investing in high-yield securities, the success of such investments is dependent on the credit analysis of NB Management.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.  In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing.  The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At certain times in the past, the market for lower rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion.  In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower rated debt securities rose dramatically.  However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults.  There can be no assurance that such declines will not recur.

The market for lower rated debt issues generally is thinner or less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Judgment may play a greater role in pricing such securities than it does for more liquid securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

See Appendix A for further information about the ratings of debt securities assigned by S&P and Moody’s.

Policies and Limitations. Large Cap Value and Mid Cap Intrinsic ValueMid Cap Intrinsic Value Portfolios may invest up to 15% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or Comparable Unrated Securities. Mid Cap Growth and Short Duration Bond Portfolios may invest up to 10% of their net assets, measured at the time of investment, in debt securities rated below investment grade, but rated at least B with respect to Short Duration Bond Portfolio and C with respect to Mid Cap Growth Portfolio by S&P or Moody’s, or Comparable Unrated Securities.  Short Duration Bond Portfolio considers bonds rated no higher than the 5th or 6th category to be lower-rated debt securities.  Balanced Portfolio may invest up to 10% of the debt securities portion of its investments, measured at the time of investment, in debt securities rated below investment grade, but rated at least B by S&P or Moody’s, or Comparable Unrated Securities.

International Equity and International Large Cap Portfolios may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.

There are no restrictions as to the ratings of debt securities the Small Cap Growth Portfolio may acquire or the portion of its assets it may invest in debt securities in a particular ratings category.  Although the Fund does not presently intend to invest in debt securities, it may invest in convertible bonds that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.

There are no restrictions as to the ratings of the debt securities the Real Estate Portfolio may invest in.  The Fund may invest in convertible bonds the manager believes present a good value because they are convertible into equity securities and have a good yield.

Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund.  In such a case, Mid Cap Growth and Socially Responsive Portfolios will engage in an orderly disposition of the downgraded securities, and Balanced (debt securities portion) and Short Duration Bond Portfolios will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Fund’s holdings that are considered by the Fund to be below investment grade will not exceed 10% of its net assets.  Balanced (debt securities portion) and Short Duration Bond Portfolios may each hold up to 5% of its net assets in securities that are downgraded after purchase to a rating below that permissible by the Fund’s investment policies.  Each other Fund (except International Equity and International Large Cap Portfolios) will engage in an orderly disposition of downgraded securities to the extent necessary to ensure that the Fund’s holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Large Cap Value and Mid Cap Intrinsic Value Portfolios).  NB Management will make a determination as to whether International Equity and International Large Cap Portfolios should dispose of the downgraded securities.

NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to International Equity , International Large Cap, Mid Cap Growth or Large Cap Value Portfolio warrants exposure to the additional level of risk.

Ratings of Fixed Income Securities

As discussed above, the Funds may purchase securities rated by S&P, Moody’s, or any other NRSRO.  The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate.  Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields.  Although the Funds may rely on the ratings of any NRSRO, the Funds mainly refer to ratings assigned by S&P and Moody’s, which are described in Appendix A to this SAI.  Each Fund may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which the Fund may permissibly invest.

High-quality debt securities. High-quality debt securities are securities that have received a rating from at least one NRSRO, such as S&P or Moody’s, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by NB Management to be of comparable quality.

Investment Grade Debt Securities.  Investment grade debt securities are those receiving one of the four highest ratings from Moody’s, S&P, or another NRSRO or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities (“Comparable

Unrated Securities”).  Securities rated by Moody’s in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

Lower-Rated Debt Securities.  Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category by all NRSROs that have rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality.  Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations.  Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default.  See the additional risks described above for lower-rated securities.

Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund.  The policy on downgraded securities is discussed above under “Lower Rated Debt Securities.”

Duration and Maturity

Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.  For Balanced (debt securities portion) and Short Duration Bond Portfolios, NB Management utilizes duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.”  “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.  Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure.  Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates.  The longer the duration, the greater the bond’s price movement will be as interest rates change.  For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them.  Holding long futures or call option positions will lengthen a Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities.  Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security.  For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset.  Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities.  The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure.  In these and other similar situations, NB Management, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Balanced (debt securities portion) and Short Duration Bond Portfolios’ dollar-weighted average duration will not exceed four and three years, respectively, although each Fund may invest in individual securities of any duration; the Funds’ dollar-weighted average maturity may range up to six years.

Risks of Equity Securities.  The Equity Funds may invest in securities that include common stocks, preferred stocks, convertible securities and warrants.  Common stocks and preferred stocks represent shares of ownership in a corporation.  Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved.  Increases and decreases in earnings are usually reflected in a corporation’s stock price.  Convertible securities are debt or preferred equity securities convertible into common stock.  Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities.  Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible.  Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

To the extent a Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment.  At times, the stock markets can be volatile and stock prices can change substantially.  The equity securities of smaller companies are more sensitive to these changes than those of larger companies.  This market risk will affect the Fund’s NAV per share, which will fluctuate as the value of the securities held by the Fund changes.  Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time.  Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry.  Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry.  Not all factors can be predicted.

Other Investment Company Securities.  Each Fund may invest in shares of other investment companies (including shares of exchange-traded funds (“ETFs”)).  When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies.  Such an investment may be the most practical or only manner in which a Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment.  Each Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

As a shareholder in an investment company, a Fund would indirectly bear its pro rata share of that investment company’s expenses.  Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.  The Funds do not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

ETFs are investment companies that are registered as open-end management companies or unit investment trusts but possess some of the characteristics of closed-end funds. For example, like closed-end funds, ETFs’ shares are listed and traded in the secondary market.

Many ETFs are passively managed and seek to provide returns that track the price and yield performance of a particular index.  Although such ETFs may invest in other instruments, they largely hold the securities (e.g., common stocks) in the relevant index.  An ETF’s share price may not track its specified market index and may trade below its net asset value.  An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons.  There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Policies and Limitations.  For cash management purposes, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions.  In addition, pursuant to an exemptive order received from the SEC, a Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities.  See “Cash Management and Temporary Investment Policy.”

Otherwise, a Fund’s investment in such securities is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company (except pursuant to an exemptive order which allows the Equity Funds (except Socially Responsive Portfolio) to invest greater than 5% in an affiliated fund managed by NB Management) and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  However, a Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as a Fund, to invest in the ETF in excess of the limits described above.  In addition, the SEC proposed a rule on which a Fund may rely that would, if adopted, permit funds to invest in ETFs in excess of those limits.  Each Fund may also invest in an unregistered fund managed by NB Management or its affiliates as noted in the section entitled “Temporary Defensive Positions and Cash Management.”

Terrorism Risks.  Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001.  These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq and Afghanistan by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.  Those events could also have an acute effect on individual issuers, or related groups of issuers or issuers concentrated in a single geographic area.  A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Risks of Reliance on Computer Programs or Codes.  Many processes used in fund management, including security selection, rely, in whole or in part, on the use of computer programs or computer codes, some of which are created or maintained by NB Management or its affiliates and some by third parties.  Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect a Fund’s operations or performance.  Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained.  Some funds, like the Funds, may be subject to heightened risk in this area because the funds’ advisers rely to a greater extent on computer programs or codes in managing the fund’s assets.

While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful.  The Funds have limited insight into the programs and processes of some service providers, and may have to rely on contractual assurances or business relationships to protect against some errors in their systems.

Recent Market Events. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.  It is uncertain how long these conditions will continue. In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide.  Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples.  It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices.  The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen.  These events and the potential for continuing market turbulence may have an adverse effect on the Fund.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

These recent market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all.  As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities.  During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

Mortgage-backed securities have been especially affected by these recent market events.  Throughout 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there have been rising delinquency rates. These defaults have caused unexpected losses for loan originators and certain lenders. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments.  Illiquid investments may be harder to value, especially in changing markets.  These risks may be heightened in the case of sub-prime mortgage-backed securities.

Some financial institutions and other enterprises may have large (but still undisclosed) exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy.  Events in the financial markets and the broader economy are also eroding the tax bases of many state and local governments, as well as their access to the credit markets.  This has put downward pressure on the value of many municipal securities.  Some traditional insurers of municipal securities have also experienced financial stress.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known.  Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act has initiated a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Most of the implementing regulations have not yet been finalized.  Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated.  In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Derivatives may be mandated for central clearing under the Dodd-Frank Act, which would likely require technological and other changes to Fund operations and the market in which it will trade. Central clearing would also entail the use of assets of the Fund to satisfy margin calls and this may have an effect on the performance of the Fund. Final regulations implementing the Dodd-Frank Act’s margin requirements and clearing mandates have not yet been issued by the regulators.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) are reviewing generally and have proposed regulations or guidelines on the use of futures by funds governed by the 1940 Act (in the case of the CFTC) and guidelines on the use of derivatives by funds governed by the 1940 Act (in the case of the SEC). It is not clear whether final guidelines for such use will be published, or when these rules will become final.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

SOCIALLY RESPONSIVE PORTFOLIO - DESCRIPTION OF SOCIAL POLICY

SOCIAL INVESTMENT GUIDELINES

Socially Responsive Portfolio believes that corporate responsibility is a hallmark of quality and has the potential to produce positive investment results.  The Fund is designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship.  The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet its value oriented financial and environmental, social and governance (ESG) criteria (i.e., its social policy).  The Fund focuses on companies that are responsive to environmental issues; are agents of favorable change in workplace policies (particularly for women and minorities); are committed to upholding universal human rights standard; and are good corporate citizens.  In addition, the Fund avoids companies with products with negative public health implications.

The Fund looks for companies that show leadership in their environmental and workplace practices.  The Fund seeks to invest in companies that demonstrate ESG policies in the following areas:

▪	Environmental issues
▪	Employment practices and diversity policies
▪	Community relations
▪	Supply chain issues
▪	Product integrity (safety, quality)
▪	Disclosure and sustainability reporting

In addition to examining ESG practices, the Fund endeavors to avoid companies that derive revenue from gambling or the production of tobacco, alcohol, weapons or nuclear power.

The Fund may also consider public health issues, externalities associated with a company’s products, and general corporate citizenship in making its investment decisions.

INTERPRETATION OF SOCIAL INVESTMENT GUIDELINES

All applications of the Fund’s Social Investing Guidelines require interpretation in their application and are at the discretion of the portfolio management team. The following discussion provides further detail about the interpretation of the Fund’s Social Investment Guidelines.

TOBACCO

MANUFACTURERS.  The Fund does not buy or hold that companies derive 5% or more of revenues from the manufacture of tobacco products.  This primarily excludes producers of cigarettes, cigars, pipe tobacco, and smokeless tobacco products (snuff and chewing tobacco).

PROCESSORS AND SUPPLIERS.  The Fund does not buy or hold companies that are in the business of processing tobacco and supplying tobacco to these manufacturers.

RETAIL SALES.  The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of tobacco products.

TOBACCO-RELATED PRODUCTS.  The Fund does not buy or hold companies that derive a majority of revenues from the sale of goods used in the actual manufacture of tobacco products, such as cigarette papers and filters.

The Fund may buy or hold companies that sell certain key products to the tobacco industry.  These items include: cigarette packets, boxes, or cartons; the paperboard used in the manufacture of cigarette boxes or cartons; the cellophane wrap used to enclose cigarette packets or boxes; magazine or newspaper space sold for cigarette advertisements; and billboard space rented for cigarette advertisements.  In general, the Fund does not exclude such companies from investment, although it may reconsider companies that derive substantial revenues from these activities on a case-by-case basis.

ALCOHOL

MANUFACTURERS AND PRODUCERS.  The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of alcoholic beverages.  This screen primarily excludes distillers of hard liquors, brewers, and vintners.

RETAIL SALES.  The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of alcoholic beverages.  This relates primarily to restaurant chains and convenience stores.

The Fund may buy or hold:

o	Agricultural products companies that sell products to the alcohol industry for use in the production of alcoholic beverages (primarily grain alcohol producers); or

o	Companies that sell unprocessed agricultural goods, such as barley or grapes, to producers of alcoholic beverages; or

o	Companies that produce products to be used in production of alcohol such as: enzymes; catalysts and fermentation agents.

GAMBLING

OWNERS AND OPERATORS.  The Fund does not buy or hold companies that derive 5% or more of revenues from the provision of gambling services. This screen primarily excludes owners and operators of casinos, riverboat gambling facilities, horse tracks, dog tracks, bingo parlors, or other betting establishments.

MANUFACTURERS OF GAMBLING EQUIPMENT. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of gambling equipment or the provision of goods and services to lottery operations.

The Fund MAY buy or hold companies that:

o	Provide specialized financial services to casinos; or

o	Sell goods or services that are clearly nongambling-related to casinos or other gambling operations.

NUCLEAR POWER

OWNERS AND OPERATORS. The Fund does not buy or hold companies that are owners or operators of nuclear power plants.  This screen primarily excludes major electric utility companies.

The Fund may buy or hold:

o	Engineering or construction companies that are involved in the construction of a nuclear power plant or provide maintenance services to such plants in operation; or

o	Electric utility companies that are purchasers and distributors of electricity that may have come from nuclear power plants (but are not themselves owners of such plants).

MILITARY CONTRACTING

MAJOR PRIME CONTRACTORS.  The Fund does not buy or hold companies that derive 5% or more of revenues from weapons-related contracts.  Although the Fund may invest in companies that derive less than 5% of revenues from weapons contracts, the Fund generally avoids large military contractors that have weapons-related contracts that total less than 5% of revenues but are, nevertheless, substantial in dollar value and designed exclusively for weapons-related activities.  While it is often difficult to obtain precise weapons contracting figures, the Fund will make a good faith effort to do so.

NON-WEAPONS-RELATED SALES TO THE DEPARTMENT OF DEFENSE.  The Fund does not buy or hold companies that derive their total revenue primarily from non-consumer sales to the Department of Defense (“DoD”).

In some cases, it is difficult to clearly distinguish between contracts that are weapons-related and those that are not.  The Fund will use its best judgment in making such determinations.

The Fund MAY buy or hold companies that:

o	Have some minor military business;

o	Have some contracts with the DoD for goods and services that are clearly not weapons-related; or

o
Manufacture computers, electric wiring, and semiconductors or that provide telecommunications systems (in the absence of information that these products and services are specifically and exclusively weapons-related).

FIREARMS

MANUFACTURERS.  The Fund does not buy or hold companies that produce firearms such as pistols, revolvers, rifles, shotguns, or sub-machine guns.  The Fund will also not buy or hold companies that produce small arms ammunition.

RETAILERS.  The Fund does not buy or hold companies that derive a majority of revenues from the wholesale or retail distribution of firearms or small arms ammunition.

ENVIRONMENT

BEST OF CLASS APPROACH.  The Fund seeks to invest in companies that have demonstrated a commitment to environmental stewardship and substantially through either minimizing their environmental footprint or producing products and services that have a direct environmental benefit.  Among other things, it will look for companies:

o	that have integrated environmental management systems;

o	have heightened awareness and are proactively addressing climate changes related issues;

o	have measurably reduced their Toxic Release Inventory (TRI) emissions to air, land, or water (on-and off-site releases);

o	or are substantially lower than their peers;

o	continue to make progress in implementing environmental programs to increase efficiency, decrease energy and water consumption and reduce their overall impact on biodiversity;

o	have innovative processes or products that offer an environmental benefit including but not limited to clean technology, renewables, alternative energy and organize agriculture;

o	are committed to the public disclosure of environmental policies, goals and progress toward those goals;

o	have minimized penalties, liabilities and contingencies and are operationally sustainable; and

o	participate in voluntary environmental multi-stakeholder initiatives led by government agencies such as the Environmental Protection Agency (EPA) and/or non-governmental organizations (NGOs).;

ENVIRONMENTAL RISK

The Fund seeks to avoid companies whose products it has determined pose unacceptable levels of environmental risk.  To that end, the Fund does not buy or hold companies that:

o	Are major manufacturers of hydrochloroflurocarbons (HCFCs), bromines, or other ozone-depleting chemicals;

o	Are major manufacturers of pesticides or chemical fertilizers;

o	Operate in the gold mining industry; or

o	Design, market, own, or operate nuclear power plants (see Nuclear Power section).

THE FUND SERIOUSLY CONSIDERS A COMPANY’S ENVIRONMENTAL LIABILITIES, BOTH ACCRUED AND UNACCRUED, AS A MEASURE OF ENVIRONMENTAL RISK.  IT VIEWS PUBLIC DISCLOSURE OF THESE LIABILITIES AS A POSITIVE STEP.

REGULATORY PROBLEMS

The Fund seeks to avoid companies with involvement in major environmental controversies.  It will look at a combination of factors in this area and will decide if, on balance, a company qualifies for investment.  Negative factors may include:

o	Environmental fines or penalties issued by a state or federal agency or court over the most recent three calendar years; and/or

o	Highly publicized community environmental lawsuits or controversies.

Positive factors may include:

o	Preparing for potential regulatory changes;

o	Implementing a consistent set of standards across a company’s business globally; and

o	Having demonstrated consistent and sustained implementation of practices that address and remedy prior fines, censures and judgments.

If a company already held in the Fund becomes involved in an environmental controversy, the Fund will communicate with the company to press for positive action.  The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

EMPLOYMENT AND WORKPLACE PRACTICES

The Fund endeavors to invest in companies whose employment and workplace practices are considered progressive.  Among other things, it will look for companies that:

o
Offer benefits such as maternity leave that exceeds the 12 unpaid weeks mandated by the federal government; paid maternity leave; paternity leave; subsidized child and elder care (particularly for lower-paid staff); flexible spending accounts with dependent care options; flextime or job-sharing arrangements; phaseback for new mothers; adoption assistance; a full time work/family benefits manager; and/or health and other benefits for same-sex domestic partners of its employees;

o	Have taken extraordinary steps to treat their unionized workforces fairly; and

o
Have exceptional workplace safety records, particularly OSHA Star certification for a substantial number of its facilities and/or a marked decrease in their lost time accidents and workers compensation rates.

The Fund will seek to avoid investing in companies that have:

o	Demonstrated a blatant disregard for worker safety; or

o	Historically had poor relations with their unionized workforces, including involvement in unfair labor practices, union busting, and denying employees the right to organize.

Although the Fund is deeply concerned about the labor practices of companies with international operations, it may buy or hold companies that are currently or have been involved in related controversies.  The Fund recognizes that it is often difficult to obtain accurate and consistent information in this area; however, it will seek to include companies that are complying with or exceeding International Labour Organization (ILO) standards.

DIVERSITY

The Fund strives to invest in companies that are leaders in promoting diversity in the workplace.  Among other things, it will look for companies that:

o	Promote women and people of color into senior line positions;

o	Appoint women and people of color to their boards of directors;

o	Offer diversity training and support groups;

o	Purchase goods and services from women- and minority-owned firms; and

o	Have implemented innovative hiring, training, or other programs for women, people of color, and/or the disabled, or otherwise have a superior reputation in the area of diversity.

The Fund attempts to avoid companies with recent major discrimination lawsuits related to gender, race, disability, or sexual orientation.  In general, the Fund does not buy companies:

o	That are currently involved in unsettled major class action discrimination lawsuits;

o	That are currently involved in unsettled major discrimination lawsuits involving the U.S. Department of Justice or the EEOC (Equal Employment Opportunity Commission); or

o	With exceptional historical patterns of discriminatory practices.

Although the Fund views companies involved in non-class action discrimination lawsuits and/or lawsuits that have been settled or ruled upon with some concern, it may buy or hold such companies.  These types of lawsuits will be given particular weight if a company does not have a strong record of promoting diversity in the workplace.

While the Fund encourages companies to have diverse boards of directors and senior management, the absence of women and minorities in these positions does not warrant a company’s exclusion from the Fund.

If a company already held in the Fund becomes involved in a discrimination controversy, the Fund will communicate with the company to press for positive action.  The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

COMMUNITY RELATIONS

The Fund believes that it is important for companies to have positive relations with the communities in which they are located inclusive of all races and socio-economic status.  It will seek to invest in companies that:

o	have open communications within the communities in which they operate;

o	actively support charitable organizations, particularly multi-year commitments to local community groups; and

o	offer incentives (such as paid time off) to employees to volunteer their time with charitable organizations; and

o	Earn the ‘right to operate’ and minimize business interruption through active communications with the local community.

The Fund seeks to avoid companies with involvement in recent environmental controversies that have significantly affected entire communities (See Environment, Regulatory Problems).  The Fund will be particularly stringent with those companies of which the managers are aware that do not have positive relations with the communities in which they operate.

If a company already held in the Fund becomes involved in a discrimination controversy or community controversy, the Fund will communicate with the company to press for positive action.  The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

Human Rights

The Fund endeavors to invest in companies who recognize universal human rights standards such as the United Nations Universal Declaration of Human Rights and the International Labor Organization’s system of standards. We look for companies that:

o	have taken steps to refine their disclosure methods so that they are complete, consistent and measurable;

o	have developed or are in the process of developing a vision and human rights strategy or to formalize an already existing standard and process;

o
have identified or are in the process of identifying opportunities that will enhance their overall business and/or where they can take a leadership and advocacy role and extend principles to their suppliers, networks and stakeholders within their sphere of influence;

o	strive to build partnerships with NGOs (non-governmental organizations), local communities, labor unions and other businesses in order to learn best practices.

PRODUCT INTEGRITY (SAFETY, QUALITY)

The Fund seeks to avoid companies whose products have negative public health implications.  Among other things, the Fund will consider:

o	the nature of a company’s products;

o	whether a company has significant (already accrued or settled lawsuits) or potentially significant (pending lawsuits or settlements) product liabilities;

o	if a company’s products are innovative and/or address unmet needs, with positive environmental and societal benefits; or

o	whether a company is a leader in quality, ethics and integrity across the supply, production, distribution and post-consumption recycling phases.

SUPPLY CHAIN MANAGEMENT

The Fund seeks companies with well-managed supply chain systems that meet or exceed reliability, efficiency, product quality and regulatory standards. Among other things, the Fund will consider:

▪	companies that have identified or are in the process of identifying the components of their supply chains; and

▪	companies that engage suppliers to commit to an ESG standard code of conduct.

DISCLOSURE

The Fund seeks companies that demonstrate a commitment to:

▪	enhanced transparency and ESG/sustainability reporting, such as the Global Reporting Initiative (GRI); and

▪	participation in voluntary multi-stakeholder initiatives relevant to their business and supply chain.

GENERAL

CORPORATE ACTIONS.  If a company held in the Fund subsequently becomes involved in tobacco, alcohol, gambling, weapons, or nuclear power (as described above) through a corporate acquisition or change of business strategy, and no longer satisfies the Social Investment Guidelines, the Fund will eliminate the position at the time deemed appropriate by the Fund given market conditions. The Fund will divest such companies’ shares whether or not they have taken strong positive initiatives in the other social issue areas that the Fund considers.

OWNERSHIP.  The Fund does not buy or hold companies that are majority owned by companies that are excluded by its Social Investment Guidelines.

TRUSTEES AND OFFICERS

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management, Neuberger Berman and Neuberger Berman Fixed Income LLC (“NB Fixed Income”).

Information about the Board of Trustees

Independent Trustees Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee (3)
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	51	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	51
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010 ; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; Director, Bank Leumi (commercial bank) 2005 to 2007; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010 ; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	51
Director, American Family Insurance (a mutual company, not publicly traded) since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Independent Trustees Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee (3)
Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	51
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	51	Formerly, Manager, Larch Lane Multi-Strategy Fund complex ( which consisted of three funds) , 2006 to 2011 ; formerly, Member NASDAQ Issuers’ Affairs Committee, 1995 to 2003.
Tom D. Seip (1950)	Trustee since 2000; Chair of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle ) ; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	51
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010 ; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Independent Trustees Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee (3)
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	51
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	51	None.

Independent Trustees Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee (3)
Jack L. Rivkin (1940)	Trustee since 2002; President from 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger Berman, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
51
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Trustees who are “Interested Persons”
Independent Trustees Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee (3)
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger Berman, since 2009; Chief Executive Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) (“NBFI”) since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management division, 2006 to 2009; formerly, member of LBHI’ s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
51
Member of Board of Advisors, McDonough School of Business,
Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair
Kimberley Academy (private school), since 2007.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008; Managing Director, NBFI, since 2009.	51	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158. Independent Trustees are Trustees who are not “interested persons” of NB Management or the Trust.

(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-laws or any retirement policy adopted by the Trustees, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)	For funds organized in a master-feeder structure, the master fund and its associated feeder funds are counted as a single portfolio.

*
Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NB Management, Neuberger Berman and/or their affiliates.

Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger Berman, since 2006 and Employee since 1999 ; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, NB Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008; formerly, Vice President, NB Management, 1986 to 1999; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator ( nine since 2008); Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger Berman since 2009; Employee, NB Management, since 2003; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2011).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007 ; formerly, Employee, NB Management, 1991 to 1999 ; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger Berman, since 2006; formerly, Vice President, Neuberger Berman, 2002 to 2006; Vice President, NB Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Employee, NB Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1992; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2006; formerly, Senior Vice President, Neuberger Berman, 2004 to 2006; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Chief Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, Lehman Brothers Inc., 2007 to 2008; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

_______________

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

The Board of Trustees (“Board”) is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of the Funds and reviews and approves each Fund’s investment advisory and sub-advisory contracts and other principal contracts. It is the Trust’s policy that at least three quarters of the Board shall be comprised of Trustees who are not “interested persons” of NB Management (including its affiliates) or the Trust (“Independent Trustees”).

The Board has appointed an Independent Fund Trustee to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chair does not generally impose on such Independent Fund Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board.

As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Funds, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent

Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Trustees, the range of experience represented on the Board, and the Board’s responsibilities.

Additional Information About Trustees

In choosing each Trustee to serve, the Board was generally aware of each Trustee’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Trustee, their demonstrated willingness to take an independent and questioning stance toward management.  Each Fund Trustee also now has considerable familiarity with the Trust and each Fund, their investment manager, sub-advisers, administrator and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Trustee of the Trust.  No particular qualification, experience or background establishes the basis for any Trustee’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Fund Trustee, the following provides further information about the qualifications and experience of each Fund Trustee.

Independent Trustees

Faith Colish:  Ms. Colish has experience as an attorney practicing securities law with the SEC and in private practice, with a focus on broker-dealer and investment management matters and matters of regulatory compliance under the securities laws.   She has also served as in-house counsel to an investment advisory firm that managed mutual funds and a fund industry trade organization.   She has served as a member of the board of a not-for-profit membership corporation involving oversight of a substantial investment program.  She has served as a Fund Trustee for multiple years.

Martha C. Goss:  Ms. Goss has experience as chief operating and financial officer of an insurance holding company.   She has experience as an investment professional and head of an investment unit for a major insurance company and experience as the Chief Financial Officer of two consulting firms.   She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations and a university.  She has served as a Fund Trustee for multiple years.

Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation.  He also has responsibility for overseeing management of the university’s endowment.  He has academic experience as a professor of international economics .  He has served as a member of the boards of various public companies and another mutual fund.  He has served as a Fund Trustee for multiple years.

Howard A. Mileaf:  Mr. Mileaf is a CPA and an attorney with experience in senior management and as general counsel of an industrial corporation and an industrial holding company.  He has accounting and management experience at a major accounting firm.  He has served as a member of the boards of various profit and not-for-profit organizations.  He has served as a Fund Trustee for multiple years.

George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance.  He has served as a Fund Trustee for multiple years.

Jack L. Rivkin:  Mr. Rivkin has extensive investment research and investment management experience as a chief investment officer and executive with Neuberger Berman and other financial service companies.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served on the board of various private companies.  He serves on the board a not-for-profit educational forum for the investment community.  He has served as a Fund Trustee for multiple years.  He previously served as Chief Investment Officer of Neuberger Berman.

Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a private investment partnership.  He has served as a Trustee for multiple years and as Independent Chair and/or Lead Independent Trustee of the Board.

Candace L. Straight:  Ms. Straight has experience as a private investor and consultant in the insurance industry.  She has experience in senior management of a global private equity investment firm.  She has served as a member of the boards of various profit companies.  She has served as a Fund Trustee for multiple years.

Peter P. Trapp:  Mr. Trapp has experience in senior management of a credit company and several insurance companies.  He has served as a member of the board of other mutual funds.  He has served as a Fund Trustee for multiple years.

Fund Trustees who are “Interested Persons ”

Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  He serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served as a member of the board of a major university business school.  He has served as a Fund Trustee since 2009.

Robert Conti:  Mr. Conti has investment management experience as an executive with Neuberger Berman.  He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a not-for-profit organization.  He has served as a Fund Trustee since 2008.

Information About Committees

The Board has established several standing committees to oversee particular aspects of the Fund’s management. The standing committees of the Board are described below.

Audit Committee. The Audit Committee’s purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds’ independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent registered public accounting firms; and (e) to act as a liaison between the Funds’ independent registered public accounting firms and the full Board. Its members are Martha C. Goss (Vice Chair), George W. Morriss (Chair), Tom D. Seip, and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended December 31, 2012 , the Committee met [  ] times.

Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Trustees annually consider whether to renew the Funds’ principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish, Martha C. Goss, Howard A. Mileaf (Vice Chair) Candace L. Straight (Chair) and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended December 31, 2012 , the Committee met [  ] times.

Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Funds’ program for compliance with Rule 38a-1 and the Funds’ implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; (c) the activities of the Funds’ Chief Compliance Officer (“CCO”); and (d) activities of management personnel responsible for operational risk management.  The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)  The Committee’s primary function is oversight.  Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations.  The CCO is responsible for administering the Funds’ Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers.  Its members are Faith Colish, Michael M. Knetter (Vice Chair), and Howard A. Mileaf (Chair). All members are Independent Fund Trustees. During the fiscal year ended December 31, 2012 , the Committee met [  ] times. The entire Board will receive at least annually a report on the compliance programs of the Funds and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are Faith Colish, Robert Conti (Vice Chair), George W. Morriss , Tom D. Seip (Chair) and Candace L. Straight. All members except for Mr. Conti are Independent Fund Trustees. During the fiscal year ended December 31, 2012 , the Committee [did not meet.]

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Trustees and of those officers (except the CCO) as to whom the Board is charged with approving compensation. Its members are Martha C. Goss ( Vice Chair), Michael M. Knetter (Chair) and Tom D. Seip. All members are Independent Fund Trustees. The selection and nomination of candidates to serve as independent trustees is committed to the discretion of the current Independent Fund Trustees.  The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman [ Equity Funds ] , 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended December 31, 2012 , the Committee met [  ] times.

Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management.  Its members are Joseph V. Amato, Martha C. Goss, George W. Morriss , Jack L. Rivkin (Chair) and Peter P. Trapp (Chair). All members except for Mr. Amato are Independent Fund Trustees.  During the fiscal year ended December 31, 2012 , the Committee met [  ] times.

Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available; (d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent.  Its members are Faith Colish (Chair), Michael M. Knetter (Vice Chair), Jack L. Rivkin and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended December 31, 2012 , the Committee met [  ] times.

Insurance Committee.  The Insurance Committee’s primary purpose is to evaluate prospective user insurance companies.  The Committee reviews financial statements and other available data the Committee deems appropriate concerning the financial strength and operation practices of insurance companies seeking to enter into agreements with the Funds or its principal underwriter in relation to such insurance companies’ investment or proposed investment in the Funds.  In addition, its members are consulted by the Trust’s officers and NB Management in the event a user insurance company encounters financial difficulties so as to determine the effect on the Funds and the possibility that the insurance company’s separate account assets would be withdrawn from the Funds.  Its members are Michael M. Knetter, Candace L. Straight and Peter P. Trapp (Chairman).  During the fiscal year ended December 31, 2012 , the Committee [ did not meet. ]

Risk Management Oversight

As an integral part of its responsibility for oversight of the Funds in the interests of shareholders, the Board oversees risk management of the Funds’ administration and operations.  The Board views risk management as an important responsibility of management.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.  Under the overall supervision of the Board, the Funds, the Funds’ investment manager, the Fund’s sub-adviser, and the affiliates of the investment manager and the sub-adviser, or other service providers to the Funds, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and, at times, the Board, meet periodically with the investment manager’s head of investment risk, head of operational risk, the Chief Compliance Officer, the Treasurer, the Chief Investment Officers for equity and for fixed income, the heads of Internal Audit, and the Funds’ registered public accounting firm.  The committees review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Compensation and Indemnification

The Trust’s Trust Instrument provides that the Trust will indemnify its Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Officers and Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust.

For serving as a trustee of the Neuberger Berman Funds, each Independent Trustee receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone.  For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee Chair will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year.  No additional compensation is provided for service on a Board committee.  The Chair who is also an Independent Trustee receives an additional $35,000 per year.

The Neuberger Berman Funds reimburse Independent Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings.  The Independent Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

An Independent Fund Trustee who retired before July 1, 2012 was eligible to elect Trustee Emeritus status upon his or her retirement if he or she has served for a minimum of 15 years or reached the age of 70 years at his or her last birthday.  This policy provides a means to retain access to the valuable experience and substantial institutional knowledge of, and certain ongoing services from, Independent Fund Trustees who have retired from the Board.  A Trustee

Emeritus receives a payment for a period of three years according to the following schedule:  for the first year, an amount equal to three-fourths of the annual retainer and regular meeting fees in effect at the time of his or her retirement (“Compensation at Retirement”) assuming six regular meetings; for the second year, an amount equal to one-half of the Compensation at Retirement; and for the third year, an amount equal to one-fourth of the Compensation at Retirement.  A Trustee Emeritus may attend Board or Committee meetings and will be reimbursed for out-of-pocket expenses related to such attendance.  The Trustee Emeritus compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.  To continue serving as a Trustee Emeritus, an individual must continue to qualify as “independent” for purposes of the 1940 Act, and shall continue to be subject to the restrictions of the Code of Ethics and requirements under the Board governance policies to pre-clear any trades in shares of a closed end fund in the fund family (or derivatives relating to the shares).  A Trustee Emeritus does not have the power to vote but may be consulted regarding matters involving the Funds.

The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Trustees.

TABLE OF COMPENSATION

FOR FISCAL YEAR ENDED 12/31/ 12

Name and Position with the Trust	Aggregate Compensation from the Trust for the fiscal year ended 12/31/ 12	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Trustees for Calendar Year Ended 12/31/ 12
Independent Trustees
John Cannon ** Trustee	[ ]	[ ]
Faith Colish Trustee	[ ]	[ ]
C. Anne Harvey *** Trustee	[ ]	[ ]
Robert A. Kavesh ** Trustee	[ ]	[ ]
Michael M. Knetter Trustee	[ ]	[ ]
Howard A. Mileaf Trustee	[ ]	[ ]
George W. Morriss Trustee	[ ]	[ ]
Edward I. O’Brien ** Trustee	[ ]	[ ]

Name and Position with the Trust	Aggregate Compensation from the Trust for the fiscal year ended 12/31/ 12	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Trustees for Calendar Year Ended 12/31/ 12
Jack L. Rivkin * Trustee	[ ]	[ ]
Cornelius T. Ryan ** Trustee	[ ]	[ ]
Tom D. Seip Trustee	[ ]	[ ]
Candace L. Straight Trustee	[ ]	[ ]
Peter P. Trapp Trustee	[ ]	[ ]
Martha C. Goss Trustee	[ ]	[ ]

Trustees who are “Interested Persons”
Joseph V. Amato Trustee	$0	$0
Robert Conti President, Chief Executive Officer and Trustee	$0	$0
______________

* Mr. Rivkin was deemed an Independent Fund Trustee as of January 1, 2012.
** Retired as of June 30, 2012 and elected Trustee Emeritus status as of that date.
*** Retired as of December 13, 2012.

Ownership of Securities

On April 1, 2013 , the Trustees and officers of the Trust, as a group, owned beneficially or of record less than [ 1% ] of the outstanding shares of each Fund.

Set forth below is the dollar range of equity securities owned by each Trustee.

Name of Trustee	Dollar Range of Equity Securities in Neuberger Berman Advisers Management Trust as of December 31, 2012	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies as of December 31, 2012
Independent Trustees
Faith Colish	[ ]	[ ]
Martha C. Goss	[ ]	[ ]
Michael M. Knetter	[ ]	[ ]
Howard A. Mileaf	[ ]	[ ]
George W. Morriss	[ ]	[ ]
Jack L. Rivkin*	[ ]	[ ]
Tom D. Seip	[ ]	[ ]
Candace L. Straight	[ ]	[ ]
Peter P. Trapp	[ ]	[ ]

Trustees who are “Interested Persons”
Joseph V. Amato	[ None ]	[ None ]
Robert Conti	[ None ]	[ Over $100,000 ]

* Mr. Rivkin was deemed an Independent Fund Trustee as of January 1, 2012.
______________

Independent Trustees Ownership of Securities

No Independent Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity, NB Fixed Income or Neuberger Berman Group LLC (“NB Group”), which controls the Neuberger Berman entities.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Faith Colish	[ ]	[ ]	[ ]	[ ]	[ ]
Martha C. Goss	[ ]	[ ]	[ ]	[ ]	[ ]
Michael M. Knetter	[ ]	[ ]	[ ]	[ ]	[ ]
Howard A. Mileaf	[ ]	[ ]	[ ]	[ ]	[ ]
George W. Morriss	[ ]	[ ]	[ ]	[ ]	[ ]
Jack L. Rivkin *	[ ]	[ ]	[ ]	[ ]	[ ]
Tom D. Seip	[ ]	[ ]	[ ]	[ ]	[ ]
Candace L. Straight	[ ]	[ ]	[ ]	[ ]	[ ]
Peter P. Trapp	[ ]	[ ]	[ ]	[ ]	[ ]

* Mr. Rivkin was deemed an Independent Fund Trustee as of January 1, 2012.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Shares of the Funds are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies (collectively, “Variable Contracts”) issued through separate accounts of life insurance companies (the “Life Companies”) and Qualified Plans.   [ As of April 1, 2013, the separate accounts of the Life Companies and Qualified Plans were known to the Board of Trustees and the management of the Trust to own of record all shares of the Growth, Guardian, International Equity , Mid Cap Growth, Large Cap Value, Mid Cap Intrinsic Value, Short Duration Bond, Small Cap Growth and Socially Responsive Portfolios of the Trust and approximately 99% of the shares of the Balanced Portfolio of the Trust.  There were no shareholders of the International Large Cap and Real Estate Portfolios as of the same date.]  A control person may be able to take actions regarding a Fund without the consent or approval of shareholders.

As of April 1, 2013, separate accounts of the following Life Companies and Qualified Plans owned of record or beneficially 5% or more of the shares of the following Funds:

Fund	Address	Percentage of Shares Held
BALANCED CLASS I	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
GROWTH CLASS I	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
GUARDIAN CLASS I	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]

GUARDIAN CLASS S	[ ]	[ ]
	[ ]	[ ]
INTERNATIONAL CLASS S	[ ]	[ ]
	[ ]	[ ]
SHORT DURATION BOND CLASS I	[ ]	[ ]
	[ ]	[ ]
MID CAP GROWTH CLASS I	[ ]	[ ]
MID CAP GROWTH CLASS S	[ ]	[ ]
LARGE CAP VALUE CLASS I	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
REAL ESTATE CLASS S	[ ]	[ ]
MID CAP INTRINSIC VALUE CLASS I	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
MID CAP INTRINSIC VALUE CLASS S	[ ]	[ ]

SOCIALLY RESPONSIVE CLASS I	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
SOCIALLY RESPONSIVE CLASS S	[ ]	[ ]
SMALL CAP GROWTH CLASS S	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]

These Life Companies are required to vote Fund shares in accordance with instructions received from owners of Variable Contracts funded by separate accounts with respect to separate accounts of these Life Companies that are registered with the Securities and Exchange Commission as unit investment trusts.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Management and Control of NB Management, Neuberger Berman and NB Fixed Income

NB Management, Neuberger Berman and NB Fixed Income are indirect subsidiaries of Neuberger Berman Group LLC (“NBG”).  The directors, officers and/or employees of NB Management and/or Neuberger Berman, who are deemed “control persons,” all of whom have offices at the same address as NB Management and Neuberger Berman are: [ Kevin Handwerker, Joseph Amato, and Robert Conti.  Mr. Amato is a Trustee of the Trust and Mr. Conti is both a Trustee and an officer of the Trust. The directors, officers and/or employees of NB Fixed Income who are deemed “control persons,” all of whom have offices at the same address as NB Fixed Income, are: Andrew Johnson and Bradley C. Tank. ]

[The majority of NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”), which was formed to facilitate the May 4, 2009 management buyout of certain of the investment management businesses conducted by Lehman Brothers Holdings Inc. (“LBHI”). NBSH which is owned by portfolio managers, members of the NB Group management team and certain of NB Group’s key employees and senior professionals, owns approximately 52% of NBG’s common units, and LBHI and certain of its subsidiaries (collectively the “LBHI Parties”) own the remaining 48% of such common units.]

LBHI filed a voluntary petition under Chapter 11 on September 15, 2008.  On December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of NB Management, Neuberger Berman and NBFI, as well as certain alternative asset management businesses of LBHI’s Investment Management Division to NBSH. LBHI’s bankruptcy proceedings had no material impact on the operations of the Neuberger Berman Funds.

On December 14, 2011, the United States Bankruptcy Court for the Southern District of New York approved a motion filed by LBHI that provides NBG with the opportunity to redeem the LBHI Parties’ interest in preferred and common equity of NBG.  Pursuant to the terms of an agreement entered into on March 4, 2012 by and among NBG, NBSH and the LBHI Parties (the “Redemption Agreement”), on March 16, 2012 (the “Preferred Redemption Date”), NBG redeemed and retired all of its issued and outstanding preferred units.  Under the terms of the Redemption Agreement, as a result of NBG redeeming and retiring its preferred units issued and outstanding immediately prior to the Preferred Redemption Date, it is entitled, but not obligated, to redeem a number of Class A common units held by the LBHI Parties equal to 10% of NBG’s aggregate common units issued and outstanding immediately preceding the Preferred Redemption Date.  In accordance with certain of the provisions of NBG’s Third Amended and Restated Limited Liability Company Agreement, which became effective on the Preferred Redemption Date, the remaining common units not owned by NBSH may be redeemed over the course of the next four to five years.   On March 6, 2012, LBHI emerged from bankruptcy.

These events did not have a material impact on the Funds or their operations. NB Management, Neuberger Berman and NB Fixed Income continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

Investment Manager

NB Management serves as each Fund’s investment manager pursuant to a Management Agreement (“Management Agreement”) dated May 4, 2009. A predecessor of NB Management served as the investment manager of each Fund from May 1, 2000 through May 3, 2009 and of the corresponding master series of Advisers Managers Trust in which each Fund invested its net investable assets from May 1, 1995 through April 30, 2000.

The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for each Fund’s assets.  The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management.  The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to a Fund, but NB Management has no current plans to pay a material amount of such compensation.

NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and personnel necessary to perform executive, administrative, and clerical functions and pays all salaries, expenses, and fees of the officers, Trustees, and employees of the Trust who are officers, directors, or employees of NB Management.  Several individuals who are directors, officers or employees of NB Management and/or Neuberger Berman also serve as Trustees and/or officers of the Trust.  See “Trustees and Officers.”  NB Management provides similar facilities and services to each Fund pursuant to administration agreements dated May 4, 2009 for both the Class I shares and the S Class shares (each, an “Administration Agreement”).

The Management Agreement and the Administration Agreements with respect to each Fund had an initial term through October 31, 2010 and continue from year to year thereafter, so long as their continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not “interested persons” of NB Management or the Trust (as previously defined, “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.  Each Agreement is terminable with respect to a Fund without penalty on 60 days’ prior written notice either by the Trust or by NB Management.

Management and Administration Fees

For investment management services, Balanced, Growth, Guardian, International Large Cap, Mid Cap Growth, Large Cap Value, Mid Cap Intrinsic Value and Socially Responsive Portfolios each pays NB Management a fee at the annual rate of 0.55% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.  Small Cap Growth Portfolio pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $500 million of the Fund’s average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million and 0.725% of average daily net assets in excess of $2.5 billion.  International Equity Portfolio pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund’s average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion.  Short Duration Bond Portfolio pays NB Management a fee for investment management services at the annual rate of 0.25% of the first $500 million of the Fund’s average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of the Fund’s average daily net assets in excess of $2 billion.  Real Estate Portfolio pays NB Management a fee for investment management services at the annual rate of 0.85% of the Fund’s average daily net assets.

For administrative services, each Fund (except Short Duration Bond Portfolio) pays NB Management a fee at the annual rate of 0.30% of that Fund’s average daily net assets.  For administrative services, Short Duration Bond Portfolio pays NB Management a fee at the annual rate of 0.40% of average daily net assets.  In addition, each Fund pays certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses.

During the fiscal years ended December 31, 2012, 2011 and 2010 , each Fund accrued management and administration fees as follows.

Fund	Management and Administration Fees Accrued for Fiscal Years Ended December 31
	2012	2011	2010
Balanced Portfolio	[ ]	$142,262	$140,298
Growth Portfolio	[ ]	$68,579	$63,393
Guardian Portfolio	[ ]	$768,216	$722,055
International Equity Portfolio	[ ]	$273,078	$1,699,470
Mid Cap Growth Portfolio	[ ]	$2,678,169	$2,440,821
Large Cap Value Portfolio	[ ]	$764,645	$796,959
Mid Cap Intrinsic Value Portfolio	[ ]	$1,374,949	$1,411,257
Short Duration Bond Portfolio	[ ]	$1,774,024	$2,179,923
Small Cap Growth Portfolio	[ ]	$224,934	$182,826
Socially Responsive Portfolio	[ ]	$1,453,364	$1,094,183
________________

Expense Limitations

Balanced, Growth, Guardian (Class I), Short Duration Bond, Mid Cap Growth (Class I) and Large Cap Value Portfolios.  NB Management has contractually undertaken to limit the Funds’ expenses through December 31, 2015 by reimbursing each Fund for its total operating expenses (excluding the compensation of NB Management, interest, taxes, transaction costs, brokerage commissions and extraordinary expenses), that exceed, in the aggregate, 1.00% per annum of the Fund’s average daily net asset value.

Each Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause total operating expenses (exclusive of the compensation of NB Management, interest, taxes, transaction costs, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.00%; and the reimbursements are made within three years after the year in which NB Management incurred the expense.

Guardian (Class S), Mid Cap Growth (Class S), International Equity , Mid Cap Intrinsic Value (Class S) and Small Cap Growth Portfolios.  NB Management has contractually undertaken to limit the expenses of S Class shares through December 31, 2015 (December 31, 2020 for Mid Cap Intrinsic Value (Class S)) by reimbursing each Fund for its total operating expenses, including compensation to NB Management, but excluding interest, taxes, transaction costs, brokerage commissions and extraordinary expenses, that exceed, in the aggregate, 1.25% for Guardian and Mid Cap Growth Portfolios, 1.40% for Small Cap Growth Portfolio and 1.50% for International Equity Portfolio per annum of the Class’s average daily net asset value.    Each Fund has in turn contractually undertaken to repay NB Management from S Class assets for the excess operating expenses borne by NB Management, so long as the Class’s annual operating expenses during that period (exclusive of interest, taxes, transaction costs, brokerage commissions and extraordinary expenses) does not exceed 1.25% for Guardian and Mid Cap Growth Portfolios, 1.40% for Small Cap Growth Portfolio and 1.50% for International Equity Portfolio per year of the Class’s average daily net asset value, and further provided that the reimbursements are made within three years after the year in which NB Management incurred the expense.

NB Management has contractually undertaken to limit the expenses of S Class shares through December 31, 2020 by reimbursing Mid Cap Intrinsic Value Portfolio for its total operating expenses, including compensation to NB Management, but excluding interest, taxes, transaction costs, brokerage commissions and extraordinary expenses, that exceed, in the aggregate, 1.25% for Mid Cap Intrinsic Value Portfolio per annum of the Class’s average daily net asset value.  Mid Cap Intrinsic Value Portfolio has in turn contractually undertaken to repay NB Management from S Class assets for the excess operating expenses borne by NB Management, so long as the Class’s annual operating expenses during that period (exclusive of interest, taxes, transaction costs, brokerage commissions and extraordinary expenses) does not exceed 1.25% per year of the Class’s average daily net asset value, and further provided that the reimbursements are made within three years after the year in which NB Management incurred the expense.

International Large Cap Portfolio (Class S).  NB Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of Class S of the Fund through December 31, 2015, so that the total annual operating expenses of Class S of the Fund are limited to 1.30% of the Class’s average daily net asset value. This arrangement does not cover interest, taxes, transaction costs, brokerage commissions and extraordinary expenses. The Fund has agreed that Class S will repay NB Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 1.30% of its average daily net asset value. Any such repayment must be made within three years after the year in which NB Management incurred the expense. At its discretion, NB Management may also voluntarily waive certain fees of the Fund.

Mid Cap Intrinsic Value Portfolio (Class I).  NB Management has contractually undertaken to limit the Fund’s expenses through December 31, 2015 by reimbursing the Fund for its total operating expenses, including compensation to NB Management, but excluding interest, taxes, transaction costs, brokerage commissions and extraordinary expenses, that exceed, in the aggregate, 1.50% per annum of the Fund’s average daily net asset value.  The Fund has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause total operating expenses (exclusive of interest, taxes, transaction costs, brokerage commissions and extraordinary expenses) to exceed an annual rate of 1.50% of the Fund’s average daily net asset value; and the reimbursements are made within three years after the year in which NB Management incurred the expense.

Socially Responsive (Class I) Portfolio.  NB Management has contractually undertaken to limit the Fund’s expenses through December 31, 2015 by reimbursing the Fund for its total operating expenses, including compensation to NB Management, but excluding interest, taxes, transaction costs, brokerage commissions and extraordinary expenses, that exceed, in the aggregate, 1.30% per annum of the Fund’s average daily net asset value.  The Fund has contractually undertaken to repay NB Management for the excess operating expenses borne by NB Management, so long as the Fund’s annual operating expenses during that period (exclusive of interest, taxes, transaction costs, brokerage commissions and extraordinary expenses) does not exceed 1.30% of the Fund’s average daily net asset value and further provided that reimbursements are made within three years after the year in which NB Management incurred the expense.

Socially Responsive (Class S) Portfolio.  NB Management has contractually undertaken to limit the Fund’s expenses through December 31, 2015 by reimbursing the Fund for its total operating expenses, including compensation to NB Management, but excluding interest, taxes, transaction costs, brokerage commissions and extraordinary expenses, that exceed, in the aggregate, 1.17% per annum of the Fund’s average daily net asset value.  The Fund has contractually undertaken to repay NB Management for the excess operating expenses borne by NB Management, so long as the Fund’s annual operating expenses during that period (exclusive of interest, taxes, transaction costs, brokerage commissions and extraordinary expenses) does not exceed 1.17% of the Fund’s average daily net asset value and further provided that reimbursements are made within three years after the year in which NB Management incurred the expense.

Real Estate Portfolio.  NB Management has contractually undertaken to limit the Fund’s expenses through December 31, 2015 by reimbursing the Fund for its total operating expenses, including compensation to NB Management, but excluding interest, taxes, transaction costs, brokerage commissions and extraordinary expenses, that exceed, in the aggregate, 1.75% per annum of the Fund’s average daily net asset value.  The Fund has in turn contractually undertaken to repay NB Management for the excess operating expenses borne by NB Management, so long as the Fund’s annual operating expenses during that period (exclusive of interest, taxes, transaction costs, brokerage commissions and extraordinary expenses) does not exceed 1.75% of the Fund’s average daily net asset value, and further provided that reimbursements are made within three years after the year in which NB Management incurred the expense.

For the year ended December 31, 2012, NB Management reimbursed the [  ] Portfolios $[  ].   For the year ended December 31, 2011, NB Management reimbursed the Growth Portfolio $53,512, the Guardian (Class S) Portfolio $96,517, the International Equity Portfolio $330,578, the Mid Cap Growth (Class S) Portfolio $4,506, the Mid Cap Intrinsic Value (Class S) Portfolio $41,438, the Small Cap Growth Portfolio $153,311, and the Socially Responsive (Class S) Portfolio $99,870.  For the year ended December 31, 2010, NB Management reimbursed the Balanced Portfolio $11,078, the Growth Portfolio $58,438, the Guardian (Class S) Portfolio $91,992, the International Equity Portfolio $217,800, the Mid Cap Growth (Class S) Portfolio $7,615, the Mid Cap Intrinsic Value (Class S) Portfolio $31,454, the Small-Cap Growth Portfolio $137,598, and the Socially Responsive (Class S) Portfolio $99,087.

[ For the year ended December 31, 2012, the [  ] Portfolio reimbursed NB Management $[  ].]   For the year ended December 31, 2011 the Balanced Portfolio reimbursed NB Management $2,744.  For the year ended December 31, 2010, there were no reimbursements to NB Management.

Sub-Advisers

NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as a sub-adviser with respect to the Balanced, Growth, Guardian, International Equity , International Large Cap, Mid Cap Growth, Large Cap Value, Real Estate, Mid Cap Intrinsic Value, Small Cap Growth and Socially Responsive Portfolios and NB Fixed Income, 200 South Wacker Drive, Suite  2100, Chicago, IL 60601, as sub-adviser with respect to the Short Duration Bond Portfolio, pursuant to the respective sub-advisory agreements, each dated May 4, 2009 (both Neuberger Berman and NB Fixed Income are referred to collectively as “Sub-Advisers” and individually as “Sub-Adviser”, as applicable, and both sub-advisory agreements collectively, the “Sub-Advisory Agreements”).  Prior to May 4, 2009, a predecessor of Neuberger Berman served as sub-adviser to each Fund currently sub-advised by Neuberger Berman.

The Sub-Advisory Agreements provide in substance that the Sub-Adviser will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that the Sub-Adviser from time to time provides to its principals and employees for use in managing client accounts, as NB Management reasonably requests.  In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of the Sub-Adviser.  This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management.  The Sub-Advisory Agreements provide that the services rendered by the Sub-Adviser will be paid for by NB Management on the basis of the direct and indirect costs to the Sub-Adviser in connection with those services.

The Sub-Advisory Agreements with respect to each Fund had an initial term until October 31, 2010, and continue from year to year thereafter so long as their continuance is approved in the same manner as the Management Agreement.  The Sub-Advisory Agreements are subject to termination, without penalty, with respect to each Fund by the Trustees, or by a 1940 Act majority vote of the outstanding shares of that Fund, by NB Management, by Neuberger Berman or by NB Fixed Income on not less than 30 nor more than 60 days’ prior written notice to the appropriate Fund.  The Sub-Advisory Agreements also terminate automatically with respect to each Fund if they are assigned or if the Management Agreement terminates with respect to that Fund.

Investment Companies Advised

The investment decisions concerning each Fund and the other registered investment companies managed by NB Management (collectively, “Other NB Funds”) have been and will continue to be made independently of one another.  In terms of their investment objectives, most of the Other NB Funds differ from the Funds.  Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ.  The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman or NB Fixed Income are contemporaneously engaged in purchasing or selling the same securities from or to third parties.  When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved.  Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund’s ability to participate in volume transactions may produce better executions for it.  In any case, it is the judgment of the Trustees that the desirability of each Fund having its advisory arrangements with NB Management and Neuberger Berman or NB Fixed Income outweighs any disadvantages that may result from contemporaneous transactions.

The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman or NB Fixed Income, as applicable, including the Funds, the Other NB Funds and other managed accounts, and personnel of Neuberger Berman and NB Fixed Income and their affiliates.  These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management, Neuberger Berman and NB Fixed Income that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

DISTRIBUTION ARRANGEMENTS

Balanced, Growth, Large Cap Value and Short Duration Bond Portfolios offer one class of shares designated as Class I shares.  International Equity , International Large Cap, Real Estate and Small Cap Growth Portfolios offer one Class of shares designated as Class S shares.  The International Equity Portfolio is closed to new participating life insurance companies and qualified pension and retirement plans, and is only offered to life insurance companies and qualified plans that participated in the Fund since July 31, 2006.  Guardian, Mid Cap Growth, Mid Cap Intrinsic Value and Socially Responsive Portfolios offer two classes of shares designated as Class I and Class S shares.

Distributor

NB Management serves as the distributor (“Distributor”) in connection with the offering of each Fund’s Class I shares on a no-load basis.  Class S shares are sold with a 0.25% distribution (12b-1) fee.

In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations.  Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means.  The Distributor is each Fund’s “principal underwriter” within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund’s shares without sales commission or other compensation (except for Class S) and bears all advertising and promotion expenses incurred in the sale of the Funds’ shares.  Shares of the Funds are continuously offered to variable annuity contracts or variable life insurance policies issued by participating insurance companies.

The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to Balanced, Growth, Guardian (Class I), Mid Cap Growth (Class I), Large Cap Value, Mid Cap Intrinsic Value (Class I), Short Duration Bond and Socially Responsive (Class I) Portfolios and a Distribution and Shareholder Services Agreement with respect to Guardian (Class S), International Equity , International Large Cap, Mid Cap Growth (Class S), Real Estate, Mid Cap Intrinsic Value (Class S), Small Cap Growth and Socially Responsive (Class S) Portfolios.  The Distribution Agreement and the Distribution and Shareholder Services Agreement (“Distribution Agreements”) are dated May 4, 2009 and had an initial term until October 31, 2010, and continue from year to year thereafter, so long as their continuance is specifically approved by (1) the vote of a majority of the Trustees or a 1940 Act majority vote of the Fund’s outstanding shares and (2) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated by either party and will automatically terminate on its assignment, in the same manner as the Management Agreement and the Sub-Advisory Agreements.

A.           Distribution Plan (Class I)

Balanced, Growth, Guardian, Mid Cap Growth, Large Cap Value, Mid Cap Intrinsic Value, Short Duration Bond and Socially Responsive Portfolios are subject to a Distribution Plan.  The Distribution Plan provides that the administration fee received by NB Management from each of the Funds may be used by NB Management to reimburse itself for expenses incurred in connection with the offering of a Fund’s shares.  Specifically, NB Management may reimburse itself for the expenses of printing and distributing any prospectuses, reports and other literature used by NB Management, and for advertising, and other promotional activities.

Under the Distribution Plan no separate payment is required by a Fund, it being recognized that each Fund presently pays, and will continue to pay, an administration fee to NB Management.  To the extent that any payments made by a Fund to NB Management, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a Fund within the context of Rule 12b-1 under the 1940 Act, those payments are authorized under the Distribution Plan.

The Distribution Plan requires that NB Management provide the Trustees for their review a quarterly written report identifying the amounts expended by each Fund and the purposes for which such expenditures were made.

Prior to approving the Distribution Plan, the Trustees considered various factors relating to the implementation of the Distribution Plan and determined that there is a reasonable likelihood that the Distribution Plan will benefit the Funds and their shareholders.  To the extent the Distribution Plan allows the Funds to penetrate markets to which they would not otherwise have access, the Distribution Plan may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses.

The Distribution Plan continues until [ October 31, 2013].   The Distribution Plan is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Trust’s plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Plan may not be amended to (i) authorize direct payments by a Fund to finance any activity primarily intended to result in the sale of shares of that Fund or (ii) increase materially the amount of fees paid by any class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Trustees in the manner described above.  The Plan is terminable with respect to a class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

B.           Distribution and Shareholder Services Plan (Class S)

Guardian, International Equity , International Large Cap, Mid Cap Growth, Real Estate, Mid Cap Intrinsic Value, Small Cap Growth and Socially Responsive Portfolios are subject to a Distribution and Shareholder Services Plan (the “Plan”).  The Plan provides that Guardian, International Equity , International Large Cap, Mid Cap Growth, Real Estate, Mid Cap Intrinsic Value, Small Cap Growth and Socially Responsive Portfolios will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Class S shares, and ongoing services to Class S investors in the Funds. Under the Plan, NB Management receives from the Funds a fee at the annual rate of 0.25% of that Fund’s average daily net assets attributable to Class S shares (without regard to expenses incurred by Class S shares).  NB Management may pay up to the full amount of this fee to third parties that make available Fund shares and/or provide services to the Fund’s and their Class S shareholders.  The fee paid to a third party is based on the level of such services provided.  Third parties may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing.

Services may include: teleservicing support in connection with the Funds; delivery and responding to inquires with regard to Fund prospectuses and/or SAIs, reports, notices, proxies and proxy statements and other information respecting the Funds (but not including services paid for by the Trust such as printing and mailing); facilitation of the tabulation of Variable Contract owners’ votes in the event of a meeting of Trust shareholders; maintenance of Variable Contract records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Trust, or its transfer agent as may be reasonably requested; provision of support services including providing information about the Trust and its Funds and answering questions concerning the Trust and its Funds, including questions respecting Variable Contract owners’ interests in one or more Funds; provision and administration of Variable Contract features for the benefit of Variable Contract owners participating in the Trust including fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.

The amount of fees paid by the Funds during any year may be more or less than the cost of distribution and other services provided to that Fund and its investors.  FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid.  The Plan complies with these rules.

The Plan requires that NB Management provide the Trustees for their review a quarterly written report identifying the amounts expended by each Fund and the purposes for which such expenditures were made.

Prior to approving the Plan, the Trustees considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.  To the extent the Plan allows the Funds to penetrate markets to which they would not otherwise have access, the Plan may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses.  In addition, certain on-going shareholder services may be provided more effectively by institutions with which shareholders have an existing relationship.

The Plan continues from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The Plan may not be amended to increase materially the amount of fees paid by any class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Trustees in the manner described above.  The Plan is terminable with respect to a class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

The Table below sets forth the amount of fees accrued for the fund indicated below:

The Funds	2012	2011	2010
Guardian Portfolio S Class	$[ ]	$184,243	$178,246
International Equity Portfolio S Class	$[ ]	$59,365	$371,235
Mid Cap Growth Portfolio S Class	$[ ]	$155,694	$119,698
Mid Cap Intrinsic Value Portfolio S Class	$[ ]	$147,891	$147,170
Small Cap Growth Portfolio S Class	$[ ]	$48,899	$39,745
Socially Responsive Portfolio S Class	$[ ]	$183,558	$156,726

From time to time, one or more of the Funds may be closed to new investors.  Because the Plan pays for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying 12b-1 fee, even though the Fund is closed to new investors.

Revenue Sharing (All Funds)

NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”).

Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing NB Management personnel to attend conferences.  NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, NB Management may pay for: placing the Funds on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services.  Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof.  The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Funds or of any particular share class of the Funds.  These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses.  You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of a Fund.

In addition to the compensation described above, the Funds and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”).  Such subaccounting fees paid by the Funds may differ depending on the Fund and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services.  Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries.  To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Funds with respect to those assets.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Share Prices and Net Asset Value

Each Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share.  The NAV for each Class I or Class S of the Funds is calculated by subtracting total liabilities of that class from total assets attributable to that class (the market value of the securities the Fund holds plus cash and other assets).  Each Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that class and rounding the result to the nearest full cent.  Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open; however, Short Duration Bond Portfolio will not calculate its NAV on Columbus Day and Veterans Day, even if the NYSE is open, when fixed income securities generally will not be traded on those days.

Each Fund uses an independent pricing service to value its equity portfolio securities (including options).  The independent pricing service values equity portfolio securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued.  The independent pricing service values foreign equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued.  Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the independent pricing service at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day.  The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer.  Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, each Fund seeks to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Trustees believe accurately reflects fair value.

Each Fund uses an independent pricing service to value its debt securities.  Valuations of debt securities provided by an independent pricing service are based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  If a valuation is not available from an independent pricing service, each Fund seeks to obtain quotations from principal market makers.  If quotations are not readily available, securities are valued by a method that the Trustees believe accurately reflects fair value.  Each Fund periodically verifies valuations provided by the pricing services.  Short-term debt securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

Each Fund’s foreign security prices are furnished by independent quotation services and expressed in local currency values.  Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time.  The Board of Trustees has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities.  In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

International Equity and International Large Cap Portfolios’ securities are traded primarily in foreign markets that may be open on days when the NYSE is closed.  As a result, the NAV of International Equity and International Large Cap Portfolios may be significantly affected on days when shareholders have no access to that Fund.  Similarly, as discussed above under “Investment Information – Additional Investment Information – Foreign Securities,” other Funds may invest to varying degrees in securities traded primarily in foreign markets, and their share prices may also be affected on days when shareholders have no access to the Funds.

If, after the close of the principal market on which a security is traded, and before the time a Fund’s securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Trustees have authorized NB Management, subject to the Board of Trustees’ review, to ascertain a fair value for such security.  Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant.  Under the 1940 Act, the Funds are required to act in good faith in determining the fair value of portfolio securities.  The SEC has recognized that a security’s valuation may differ depending on the method used for determining value.  The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

If NB Management believes that the price of a security obtained under a Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Trustees believe accurately reflects fair value.  Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Suspension of Redemptions

The right to redeem a Fund’s shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for that Fund fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of a Fund’s shareholders.  Applicable SEC rules and regulations shall govern as to whether the conditions prescribed in (2) or (3) exist.  If the right of redemption is suspended, shareholders may withdraw their offers of redemption or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

As noted in the Funds’ prospectuses, each Fund prices its shares as of the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time.  The NYSE may occasionally close early, e.g. on the eve of a major holiday or because of a local emergency, such as a blizzard.  On those days, the Funds will generally price their shares as of the earlier close time.

Redemptions in Kind

Each Fund reserves the right, under certain conditions, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued as described under “Share Prices and Net Asset Value” in the Prospectuses.  Further, each Fund may make payment in whole or in part in securities if a redeeming shareholder so requests.  If payment is made in securities, a shareholder or institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold.  The Funds do not redeem in kind under normal circumstances, but may do so in the circumstances described above in accordance with procedures adopted by the Board of Trustees.

Market Timing

As noted in the Funds’ prospectuses, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive.  Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders.  Under certain circumstances, the Funds reserve the right to reject any exchange or investment order; or change, suspend or revoke the exchange privilege.

Although NB Management monitors for excessive short-term trading activity, the ability to monitor trades that are placed by variable contract owners and qualified plan participants is severely limited. Monitoring and discouraging market timing and excessive trading may require the cooperation of insurance companies or qualified plan administrators, which cannot be assured.  Accordingly, there can be no assurance that the Funds or NB Management will eliminate all excessive short-term trading or prevent all harm that might be caused by such trading.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund distributes to its shareholders (primarily insurance company separate accounts and Qualified Plans) substantially all of its net investment income, any net realized capital gains and any net realized gains from foreign currency transactions, if any, earned or realized by it.  Each Fund calculates its net investment income and NAV as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on each Business Day.  A Fund’s net investment income consists of all income accrued on portfolio assets less accrued expenses, but does not include net realized or unrealized capital and foreign currency gains or losses.  Net investment income and net gains and losses are reflected in a Fund’s NAV until they are distributed.  With respect to each Fund, dividends from net investment income and distributions of net realized capital gains and net realized gains from foreign currency transactions, if any, normally are paid once annually, in October.

ADDITIONAL TAX INFORMATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of Each Fund

Subchapter M

To continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and, with respect to all Funds, net gains from certain foreign currency transactions) (“Distribution Requirement”) and must meet several additional requirements.  With respect to each Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or business, or of one or more qualified publicly traded partnerships (together with the 50% requirement, the “Diversification Requirement”).

Each Fund intends to satisfy the Distribution Requirement, the Income Requirement, and the Diversification Requirement.  If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits.  In addition, if a Fund failed to qualify for treatment as a RIC for any taxable year, the diversification requirements under section 817(h) discussed below would fail to be satisfied for variable contracts for which such fund is an underlying asset.

A Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus all income and capital gains (if any) from prior years.  The excise tax generally does not apply to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.  Although the Funds may not be subject to the Excise Tax, to avoid application of the Excise Tax, the Funds intend to make distributions in accordance with the calendar year requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year.

Section 817(h)

The Funds serve as the underlying investments for variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued through separate accounts of the life insurance companies which may or may not be affiliated.  Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the Variable Contracts (that is, the assets of the Funds), which are in addition to the diversification requirements imposed on the Funds by the 1940 Act and Subchapter M of the Code.  Failure to satisfy those standards may result in imposition of Federal income tax on a

Variable Contract owner with respect to the increase in the value of the Variable Contract.  Section 817(h)(2) provides that a segregated asset account that funds contracts such as the Variable Contracts is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury Regulations amplify the diversification standards set forth in Section 817(h) and provide an alternative to the provision described above.  Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the Fund is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

For purposes of these diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided that the shares of such regulated investment company are generally held only be segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of the Fund (a “Closed Fund”).

If the segregated asset account upon which a variable contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not “adequately diversified” and (b) the holders of such contract must include as ordinary income, “the income on the contract” for each taxable year.  Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code.  The “income on the contract” is generally the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year.  In addition, if a Fund does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Fund through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Fund.

Each Fund will be managed with the intention of complying with these diversification requirements.  It is possible that in order to comply with these requirements less desirable investment decisions may be made which would affect the investment performance of a Fund.

Tax Aspects of the Investments of the Funds

Dividends, interest, and in some cases, capital gains received by a Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.   If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If that Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by that Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

The Equity Funds may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:  (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any “excess distribution” received on the stock as well as gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders (assuming the Fund qualifies as a regulated investment company).

In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares.  A Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years.  Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions.  Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

If a Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (“QEF”), then in lieu of incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the Fund’s pro rata share of the QEF’s annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the excise tax -- even if those earnings and gain were not received by the Fund from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A holder of stock in a PFIC generally may elect to include in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over its adjusted basis as of the end of that year.  Pursuant to the election, a deduction (as an ordinary, not capital, loss) also would be allowed for the excess, if any, of the holder’s adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years under the election.  The adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  Any gain on the sale of PFIC stock subject to a mark-to-market election would be treated as ordinary income.

The use by the Funds of hedging strategies, such as writing (selling) and purchasing futures contracts and options and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses they realize in connection therewith.  Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will generally qualify as permissible income under the Income Requirement.

Exchange-traded futures contracts, certain options, and certain forward contracts constitute “Section 1256 Contracts.” Section 1256 Contracts are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of a Fund’s taxable year.  Sixty percent of any net gain or loss recognized as a result of these “deemed sales” and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts are treated as long-term capital gain or loss, and the remainder is treated as short-term capital gain or loss.  Section 1256 contracts also may be marked-to-market for purposes of the excise tax.  These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by the Fund, without in either case increasing the cash available to the Fund.  A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that such Fund must distribute to meet the Distribution Requirement and to avoid imposition of the excise tax.

Transactions in options, futures and forward contracts undertaken by a Fund may result in “straddles” for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.  Certain elections that each Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear.  The straddle rules may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders.  Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Section 988 of the Code also may apply to forward contracts and options on foreign currencies.  Under section 988 each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss.  In the case of overlap between section 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

When a covered call option written (sold) by a Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option.  When a Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option.  When a covered call option written by a Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the same or substantially similar property, the Fund will be treated (unless certain exceptions apply) as having made an actual sale thereof, with the result that gain will be recognized at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract (e.g., a swap contract), or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss.  Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss.  These gains and losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.  If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund’s shares.

If a Fund acquires a bond issued with original issue discount (“OID”) or purchases bonds with a market discount, such OID or market discount would affect the timing and possibly the character of distribution by the Fund.

PORTFOLIO MANAGERS

Other Accounts Managed

Certain of the portfolio managers who are primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below.  The following tables identify, as of December 31, 2012, or as of a date otherwise specified: (i) the Fund(s) managed by the specified portfolio manager; and (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts.   [ As of December 31, 2012, the Funds’ portfolio managers do not manage any registered investment companies, other pooled investment vehicles and other accounts with respect to which the advisory fee is based on performance. ]

Name of Portfolio Manager	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
David Burshtan	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Benjamin Segal	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Brian Jones	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Steve Shigekawa	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Arthur Moretti	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Ingrid Dyott	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Kenneth Turek	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Michael Foster	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Richard Grau	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Thomas Sontag	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Eli Salzmann	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Michael Greene	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Conflicts of Interest

While the portfolio managers’ management of other accounts may give rise to the actual or potential conflicts of interest discussed below, NB Management believes that it has designed policies and procedures to appropriately address those conflicts.  From time to time, actual or potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund and the management of other accounts, which might have similar investment objectives or strategies as the Funds or track the same index a Fund tracks.  Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds.  The other accounts might also have different investment objectives or strategies than the Funds.

As a result of a portfolio manager’s day-to-day management of a Fund, the portfolio managers know the size, timing and possible market impact of a Fund’s trades.  While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund, NB Management has policies and procedures to address such a conflict.

The portfolio managers may execute transactions for another fund or account that may adversely impact the value of securities held by a Fund, and which may include transactions that are directly contrary to the positions taken by a Fund.  For example, a portfolio manager may engage in short sales of securities for another account that are the same type of securities in which a Fund it manages also invests.  In such a case, the portfolio manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, from time to time, a particular investment opportunity may be suitable for both a Fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Fund and another account.  NB Management has adopted policies and procedures reasonably designed to fairly allocate investment opportunities.  Typically, when a Fund and one or more of the other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved.  Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it.

Portfolio Manager Compensation

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market. Compensation for portfolio managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. In particular, the bonus for a portfolio manager is determined by using a formula and may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market. The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. The senior portfolio managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. We have also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of a portfolio manager’s compensation is deemed contingent and vests over a three-year period. Under the plan, participating portfolio managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants. Portfolio managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the portfolio manager leaves the firm.

Other Accounts. Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a portfolio manager receives will vary based on certain revenue thresholds.

Securities Ownership

The table below shows the dollar range of equity securities of the Funds beneficially owned as of December 31, 2012, or as of a date otherwise specified, by each portfolio manager of the Funds.

Name of Portfolio Manager	Fund(s) Managed by Portfolio Manager	Dollar Range of Securities Owned
David Burshtan	Small Cap Growth Portfolio	[ ]
Benjamin Segal	International Equity Portfolio International Large Cap Portfolio	[ ]
Brian Jones	Real Estate Portfolio	[ ]
Steve Shigekawa	Real Estate Portfolio	[ ]
Arthur Moretti	Socially Responsive Portfolio	[ ]
	Guardian Portfolio	[ ]
Ingrid Dyott	Socially Responsive Portfolio	[ ]
Kenneth Turek	Growth Portfolio	[ ]
	Mid Cap Growth Portfolio	[ ]
	Balanced Portfolio	[ ]
Thomas Sontag	Short Duration Bond Portfolio	[ ]
	Balanced Portfolio	[ ]
Michael Foster	Short Duration Bond Portfolio	[ ]
	Balanced Portfolio	[ ]

Name of Portfolio Manager	Fund(s) Managed by Portfolio Manager	Dollar Range of Securities Owned
Richard Grau	Short Duration Bond Portfolio	[ ]
	Balanced Portfolio	[ ]
Eli Salzmann	Large Cap Value Portfolio	[ ]
Michael Greene	Mid Cap Intrinsic Value Portfolio	[ ]

PORTFOLIO TRANSACTIONS

In effecting securities transactions, the Funds seek to obtain the best price and execution of orders.  Affiliates of NB Management may act as a broker for the Funds in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such a broker is capable of providing best execution (“Affiliated Brokers”).  For Fund transactions which involve securities traded on the OTC market; each Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.

During the years ended December 31, 2012, 2011, and 2010, Growth Portfolio paid total brokerage commissions of $ [  ], $ 5,211, and $7,343, respectively, of which $ [  ], $0, and $0 respectively, was paid to Neuberger Berman.  Transactions in which the corresponding series used Neuberger Berman as broker comprised [  ] % of the aggregate dollar amount of transactions involving the payment of commissions, and [  ] % of the aggregate brokerage commissions paid by it during the year ended December 31, 2012.    [  ] % of the $ [  ] paid to other brokers by the corresponding series during the year ended December 31, 2012 (representing commissions on transactions involving approximately $ [  ] ) was directed to those brokers at least partially on the basis of research services they provided.   [ During the year ended December 31, 2012, the Fund did not acquire or hold any securities of its regular broker-dealers (“B/Ds”). ]

During the years ended December 31, 2012, 2011, and 2010, Balanced Portfolio paid total brokerage commissions of $ [  ], $6,927, and $9,216, respectively, of which $ [  ], $0, and $0 respectively, was paid to Neuberger Berman.  Transactions in which the series used Neuberger Berman as broker comprised [  ] % of the aggregate dollar amount of transactions involving the payment of commissions, and [  ] % of the aggregate brokerage commissions paid by it during the year ended December 31, 2012.    [  ] % of the $ [  ] paid to other brokers by the series during the year ended December 31, 2012 (representing commissions on transactions involving approximately $ [  ] ) was directed to those brokers at least partially on the basis of research services they provided.   [ During the year ended December 31, 2012, the Fund acquired securities of the following of its regular B/Ds: Citigroup Global Markets, Inc., J.P. Morgan Chase & Co., Inc., and Morgan Stanley & Co., Inc. ]    [ At December 31, 2012, the Fund held securities of its regular B/Ds with an aggregate value as follows: J.P. Morgan Chase & Co., Inc., $ [  ] ; Morgan Stanley & Co., Inc., $ [  ] ; Citigroup Global Markets, Inc., $ [  ] ; Goldman Sachs & Co., $ [  ] ; Banc of America Securities LLC, $ [  ] , and Credit Suisse Securities (USA) LLC, $ [  ].]

During the years ended December 31, 2012, 2011, and 2010, Large Cap Value Portfolio paid total brokerage commissions of $ [  ], $ 77,314, and $95,090, respectively, of which $ [  ], $0, and $0, respectively, was paid to Neuberger Berman. Transactions in which the series used Neuberger Berman as broker comprised [  ] % of the aggregate dollar amount of transactions involving the payment of commissions, and [  ] % of the aggregate brokerage commissions paid by it during the year ended December 31, 2012.    [  ] % of the $ [  ] paid to other brokers by the series during the year ended December 31, 2012 (representing commissions on transactions involving approximately $ [  ] ) was directed to those brokers at least partially on the basis of research services they provided.   [ During the year ended December 31, 2012, the Fund acquired securities of the following of its regular B/Ds: Banc of America Securities LLC, The Bank of New York Mellon, Citigroup Global Markets, Inc., Goldman Sachs & Co., J.P. Morgan Chase & Co., Inc., and Morgan Stanley & Co., Inc. ] [ At December 31, 2012, the Fund held securities of its regular B/Ds with an aggregate value as follows: J.P. Morgan Chase & Co., Inc., $ [  ] ; Goldman Sachs & Co., $ [  ] ; Citigroup Global Markets, Inc., $ [  ] ; Banc of America Securities LLC, $ [  ] ; State Street Bank & Trust Co., $ [  ] ; The Bank of New York Mellon, $ [  ] ; and Morgan Stanley & Co., Inc., $[  ].]

During the years ended December 31, 2012, 2011, and 2010, Mid Cap Growth Portfolio paid total brokerage commissions of $ [  ], $204,769, and $272,173, respectively, of which $ [  ], $0, and $0, respectively, was paid to Neuberger Berman.  Transactions in which the series used Neuberger Berman as broker comprised [  ] % of the aggregate dollar amount of transactions involving the payment of commissions, and [  ] % of the aggregate brokerage commissions paid by it during the year ended December 31, 2012.    [  ] % of the $ [  ] paid to other brokers by the series during the year ended December 31, 2012 (representing commissions on transactions involving approximately $ [  ] ) was directed to those brokers at least partially on the basis of research services they provided.   [ During the year ended December 31, 2012, the Fund did not acquire or hold any securities of its regular B/Ds. ]

During the year ended December 31, 2012, 2011, and 2010, Guardian Portfolio paid total brokerage commissions of $ [  ], $ 48,642, and $49,557, respectively, of which $ [  ] , $0, and $0, respectively, was paid to Neuberger Berman.  Transactions in which the series used Neuberger Berman as broker comprised [  ] % of the aggregate dollar amount of transactions involving the payment of commissions, and [  ] % of the aggregate brokerage commissions paid by it during the year ended December 31, 2012.    [  ] % of the $ [  ] paid to other brokers by the series during the year ended December 31, 2012 (representing commissions on transactions involving approximately $ [  ] ) was directed to those brokers at least partially on the basis of research services they provided.   [ During the year ended December 31, 2012, the Fund did not acquire or hold any securities of its regular B/Ds. ]

During the year ended December 31, 2012, 2011, and 2010, Short Duration Bond Portfolio paid total brokerage commissions of $ [  ], $0, and $0, respectively.   [ During the year ended December 31, 2012, the Fund acquired securities of the following of its regular B/Ds: Banc of America Securities LLC, Citigroup Global Markets, Inc., J.P. Morgan Chase & Co., Inc., and Morgan Stanley & Co., Inc. ] [ At December 31, 2012, the Fund held securities of its regular B/Ds with an aggregate value as follows: J.P. Morgan Chase & Co., Inc., $ [  ] ; Citigroup Global Markets, Inc., $ [  ] ; Morgan Stanley & Co., Inc., $ [  ] ; Banc of America Securities LLC, $ [  ] ; Goldman Sachs & Co., $ [  ] ; Credit Suisse Securities (USA) LLC, $ [  ] ; and Barclays Bank PLC, $ [  ].]

During the years ended December 31, 2012, 2011, and 2010, Socially Responsive Portfolio paid total brokerage commission of $ [  ], $ 92,464, and $81,654, respectively, of which

$ [  ], $0, and $0, respectively, was paid to Neuberger Berman.  Transactions in which the corresponding series used Neuberger Berman as broker comprised [  ]% of the aggregate dollar amount of transactions involving the payment of commissions, and [  ] % of the aggregate brokerage commissions paid by it during the year ended December 31, 2012. [  ] % of the $ [  ] paid to other brokers by the corresponding series during the year ended December 31, 2012 (representing commissions on transactions involving approximately $ [  ] ) was directed to those brokers at least partially on the basis of research services they provided.   [ During the year ended December 31, 2012, the Fund acquired securities of the following of its regular B/Ds: The Bank of New York Mellon. ]  [ At December 31, 2012, the Fund did not hold any securities of its regular B/Ds. ]

During the years ended December 31, 2012, 2011, and 2010, Mid Cap Intrinsic Value Portfolio paid total brokerage commissions of $ [  ], $ 139,491, and $157,423, respectively, of which $ [  ], $0, and $0, respectively, was paid to Neuberger Berman.  Transactions in which the corresponding series used Neuberger Berman as broker comprised [  ] % of the aggregate dollar amount of transactions involving the payment of commissions, and [  ] % of the aggregate brokerage commissions paid by it during the period ended December 31, 2012. [  ] % of the $ [  ] paid to other brokers by the corresponding series during the period ended December 31, 2012 (representing commissions on transactions involving approximately $ [  ] ) was directed to those brokers at least partially on the basis of research services they provided.   [ During the year ended December 31, 2012, the Fund acquired securities of the following of its regular B/Ds: State Street Bank & Trust Co. ]    [ At December 31, 2012, the Fund held securities of its regular B/Ds with an aggregate value as follows: State Street Bank & Trust Co., $ [  ].]

During the years ended December 31, 2012, 2011, and 2010, Small Cap Growth Portfolio paid total brokerage commissions of $ [  ], $ 123,080, and $92,433, of which, $ [  ], $0, and $0, respectively, was paid to Neuberger Berman. Transactions in which the corresponding series used Neuberger Berman as broker comprised [  ] % of the aggregate dollar amount of transactions involving the payment of commissions, and [  ] % of the aggregate brokerage commissions paid by it during the period ended December 31, 2012. [  ] % of the $ [  ] paid to other brokers by the corresponding series during the year ended December 31, 2012 (representing commissions on transactions involving approximately $ [  ] ) was directed to those brokers at least partially on the basis of research services they provided.   [ During the year ended December 31, 2012, the Fund did not acquire or hold any securities of its regular B/Ds. ]

During the year ended December 31, 2012, 2011, and 2010, International Equity Portfolio paid total brokerage commissions of $ [  ], $ 33,273, and $362,901, of which, $ [  ], $0, and $0, respectively, was paid to Neuberger Berman. Transactions in which the corresponding series used Neuberger Berman as broker comprised [  ] % of the aggregate dollar amount of transactions involving the payment of commissions, and [  ] % of the aggregate brokerage commissions paid by it during the year ended December 31, 2012. [  ] % of the $ [  ] paid to other brokers by the corresponding series during the year ended December 31, 2012 (representing commissions on transactions involving approximately $ [  ] ) was directed to those brokers at least partially on the basis of research services they provided. [ During the year ended December 31, 2012, the Fund acquired securities of the following of its regular B/Ds: Credit Suisse Securities (USA) LLC. ]    [ At December 31, 2012, the Fund held securities of its regular B/Ds with an aggregate value as follows: Credit Suisse Securities (USA) LLC, $ [  ].]

Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution.  Each Fund may use an Affiliated Broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers.  To the Funds’ knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.  The use of an Affiliated Broker for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by each Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is each Fund’s policy that the commissions paid an Affiliated Broker must be (1) at least as favorable as commissions contemporaneously charged by the Affiliated Broker on comparable transactions for its most favored unaffiliated customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm and customers of the Affiliated Broker considered by a majority of the Independent Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Funds do not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

A committee of Independent Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which an Affiliated Broker determines that the commissions paid to the Affiliated Broker by the Funds are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Trustees.

To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker my combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions other than an Affiliated Broker, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by those brokers as well as any expense offset arrangements offered by the brokers.  A committee comprised of officers of NB Management and/or employees of Neuberger Berman who are Fund managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of Neuberger Berman’s managed accounts (“Managed Accounts”) evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers.  Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds’ benefit.  In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman’s normal internal research activities, Neuberger Berman’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions of the Fund result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by the Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis. Each Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NB Management (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for a Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

CODES OF ETHICS

The Funds, NB Management, Neuberger Berman and NB Fixed Income have personal securities trading policies that restrict the personal securities transactions, including transactions involving Fund shares, of employees, officers, and Trustees.  Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management.  The Fund managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to the Fund.

Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov.  You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.  In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by (1) dividing the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, foreign financial futures contracts and forward contracts, whose maturity or expiration date at the time of acquisition was one year or less), by (2) the month-end average monthly value of such securities owned by the Fund during the year.

PROXY VOTING

The Board has delegated to NB Management the responsibility to vote proxies related to the securities held in the Funds’ portfolios.  Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders.  The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Funds.  The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies.  In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

For socially responsive clients, NB Management has adopted socially responsive voting guidelines.  For non-socially responsive clients, NB Management’s guidelines adopt the voting recommendations of Glass Lewis.  NB Management retains final authority and fiduciary responsibility for proxy voting.  NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the proxy Committee shall:  (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is be available without charge by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy

The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NB Management (the “Potential Recipients”) unless such disclosure is consistent with a Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).

NB Management and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Funds with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.”  NB Management’s President or a Senior Vice President may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Funds prior to commencing its duties), and only with the written concurrence of Neuberger Berman Management’s legal and compliance department.

Portfolio Holdings Disclosure Procedures

Disclosure of portfolio holdings may be requested only by an officer of NB Management or a Fund by completing a holdings disclosure form. The completed form must be submitted to NB Management’s President or a Senior Vice President (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Funds or NB Management, the reviewer must ensure that the disclosure is in the best interests of

Fund shareholders and that no conflict of interest exists between the shareholders and the Funds or NB Management. Following this approval, the form is submitted to NB Management’s legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

No Fund, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Funds’ Chief Compliance Officer, the Board of Trustees reviews the Funds’ portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

Pursuant to a Codes of Ethics adopted by the Funds, NB Management, Neuberger Berman, NB Fixed Income, Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Funds shareholders.  The Codes of Ethics also prohibit any person associated with the Funds, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or the be acquired by the Funds from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

Portfolio Holdings Approved Recipients

The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

State Street Bank and Trust Company (“State Street”). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets.  As custodian, State Street creates and maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.

Other Third-Party Service Providers to the Funds.  The Funds may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds.

In addition, the Funds may disclose portfolio holdings information to third parties that calculate information derived from portfolio holdings for use by NB Management and/or Neuberger Berman.  Currently, each Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) each day for this purpose.  FactSet receives reasonable compensation for its services.

In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Rating, Ranking and Research Agencies.  Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.  The Funds provide their complete portfolio holdings to: Vestek each day; Standard and Poor’s, a division of The McGraw-Hill Companies, Inc. and Lipper, a Reuters company on the first business day of each month; Capital Access on the tenth calendar day of each month; and Bloomberg L.P. on the 15th calendar day of each quarter and Morningstar on the 15th calendar day of each month.  The Funds also provide their complete month-end portfolio holdings to DCI on the first business day of each following month so that DCI can create a list of each Fund’s top 10 holdings.  No compensation is received by any Fund, NB Management, Neuberger Berman, NB Fixed Income or any other person in connection with the disclosure of this information.  NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Funds’ portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Funds.

REPORTS TO SHAREHOLDERS

Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund.  Each Fund’s report shows the investments owned by it and the market values thereof and provides other information about the Fund and its operations.  In addition, the report contains the Fund’s financial statements.

INFORMATION REGARDING ORGANIZATION,
CAPITALIZATION, AND OTHER MATTERS

Each Fund is a separate series of the Trust, a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994, which was amended and restated June 24, 2009.  The Trust is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund.  The Trust has thirteen separate Funds.  The Trustees may establish additional portfolios or classes of shares, without the approval of shareholders.  The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Prior to September 26, 2008, Short Duration Bond Portfolio was named Lehman Brothers Short Duration Bond Portfolio.  Prior to May 1, 2007, the Fund was named Limited Maturity Bond Portfolio.  Prior to March 26, 2008, Small Cap Growth Portfolio was named Fasciano Portfolio. Prior to May 1, 2012, Large Cap Value Portfolio and Mid Cap Intrinsic Value Portfolio were named Partners Portfolio and Regency Portfolio, respectively.   Prior to [  ], 2013, International Equity Portfolio was named International Portfolio.

NB Management and Neuberger Berman and NB Fixed Income serve as investment manager and sub-advisers, respectively, to other mutual funds, and the investments for the Funds (through their corresponding series) are managed by the same portfolio managers who manage one or more other mutual funds, that have similar names, investment objectives and investment styles as each Fund and are offered directly to the public by means of separate prospectuses.  These other mutual funds are not part of the Trust.  You should be aware that each Fund is likely to differ from the other mutual funds in size, cash flow pattern, and certain tax matters, and may differ in risk/return characteristics.  Accordingly, the portfolio holdings and performance of the Funds may vary from those of the other mutual funds with similar names.

Description of Shares. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share).  Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights.  All shares issued are fully paid and non-assessable under Delaware law, and shareholders have no preemptive or other right to subscribe to any additional shares.

Shareholder Meetings. The Trustees do not intend to hold annual meetings of shareholders of the Funds.  The Trustees will call special meetings of shareholders of a Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote.  Pursuant to current interpretations of the 1940 Act, the Life Companies will solicit voting instructions from Variable Contract owners with respect to any matters that are presented to a vote of shareholders of that Fund.

Certain Provisions of the Trust’s Amended and Restated Trust Instrument. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations.  To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

CUSTODIAN AND TRANSFER AGENT

Each Fund has selected State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110 as custodian for its securities and cash.  State Street also serves as each Fund’s Transfer Agent and shareholder servicing agent, administering purchases and redemptions of Trust shares through its Boston Service Center.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund (except the International Large Cap Portfolio) has selected [  ], [  ] as the Independent Registered Public Accounting Firm who will audit its financial statements.  The International Large Cap Portfolio has selected [  ], [  ] as the Independent Registered Public Accounting Firm who will audit its financial statements.

LEGAL COUNSEL

Each Fund has selected Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006 as legal counsel.

REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses.  Certain portions of the registration statement have been omitted pursuant to SEC rules and regulations.  The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C.  The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference and other information regarding the Funds.

Statements contained in this SAI and Prospectuses as to the contents of any contract or other document referred to are not necessarily complete.  In each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Each Fund’s (other than the Real Estate Portfolio and International Large Cap Portfolio) audited financial statements, notes to the audited financial statements, and reports of the independent registered public accounting firm contained in each Fund’s Annual Report to the shareholders of the Trust for the fiscal year ended December 31, 2012 are incorporated by reference into this SAI .

APPENDIX A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P corporate bond ratings

AAA - Bonds rated AAA have the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody’s corporate bond ratings

Aaa - Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or an exceptionally stable margin, and principal is secure.  Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

Aa - Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as “high grade bonds.”  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other

Appendix-1

elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period time may be small.

Caa - Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Modifiers - Moody’s may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P commercial paper ratings

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

Moody’s commercial paper ratings

Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics:

Appendix-2

-	Leading market positions in well-established industries;

-	High rates of return on funds employed;

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection;

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

S&P Short-Term Ratings

SP-1  -  Top-tier investment grade short-term rating reflects superior ability of repayment. Those issues determined to possess extraordinary safety characteristics are denoted with a plus sign (+).

MOODY’S Short-Term Ratings:

MIG 1, VMIG 1  -  Top-tier investment grade short-term ratings reflect superior ability of repayment.

Appendix-3

PART C

OTHER INFORMATION

Item 28.       Exhibits

Exhibit Number		Description

(a)	(1)	Amended and Restated Certificate of Trust of the Registrant(1)

	(2)	Trust Instrument of Registrant(6)

	(3)	Amendment to Trust Instrument executed November 9, 1998(1)

	(4)	Amendment to Trust Instrument executed September 18, 2006(1)

	(5)	Schedule A to the Trust Instrument(2)

(b)	(1)	By-laws of Registrant(6)

(c)	(1)	Trust Instrument of Registrant, Articles IV, V and VI(1)

	(2)	By-laws of Registrant, Articles V, VI and VIII(1)

(d)	(1)	Management Agreement Between Registrant and Neuberger Berman Management LLC(6)

	(2)	Schedules A and B to the Management Agreement(6)

	(3)	Sub-Advisory Agreement Between Neuberger Berman Management LLC and Neuberger Berman, LLC with Respect to Registrant(6)

	(4)	Assignment and Assumption Agreement Between Neuberger Berman, LLC and Lehman Brothers Asset Management LLC with Respect to Short Duration Bond Fund(1)

(e)	(1)	Distribution Agreement Between Registrant and Neuberger Berman Management LLC for Class I Shares(6)

	(2)	Distribution and Services Agreement Between Registrant and Neuberger Berman Management LLC for Class S Shares(6)

(f)		Bonus or Profit Sharing Contracts – None

(g)	(1)	Custodian Contract Between Registrant and State Street Bank and Trust Company(1)

	(2)	Amendment to Custodian Contract Between Registrant and State Street Bank and Trust Company(1)

	(3)	Custodian Fee Schedule(1)

	(4)	Schedule A to the Custodian Contract(2)

Exhibit Number		Description

(h)	(1)	Transfer Agency Agreement Between Registrant and State Street Bank and Trust Company(1)

	(2)	Administration Agreement for I Class Shares Between Registrant and Neuberger Berman Management LLC (6)

	(3)	Administration Agreement for S Class Shares Between Registrant and Neuberger Berman Management LLC (6)

	(5)	Form of Fund Participation Agreement(1)

(6)
Expense Limitation Agreement between Registrant, on behalf of the Balanced, Growth, Guardian (Class I), Short Duration Bond, Mid-Cap Growth (Class I) and Large Cap Value Portfolios, and Neuberger Berman Management LLC (3)

(7)
Expense Limitation Agreement between Registrant, on behalf of the Guardian (Class S), International, International Large Cap, Mid-Cap Growth (Class S), Real Estate and Mid Cap Intrinsic Value (Class I and Class S), Socially Responsive (Class I and Class S), Small-Cap Growth Portfolios, and Neuberger Berman Management LLC (1)

(8)
Schedule A to Expense Limitation Agreement between Registrant, on behalf of the Guardian (Class S), International, International Large Cap, Mid-Cap Growth (Class S), Real Estate and Mid Cap Intrinsic Value (Class I and Class S), Socially Responsive (Class I and Class S), Small-Cap Growth Portfolios, and Neuberger Berman Management LLC(8)

	(9)	Form of Distribution and Administrative Services Agreement on behalf of Registrant(3)

	(10)	Form of Services Agreement on behalf of Registrant(4)

(i)		Consent of Counsel(10)

(j)	(1)	Consent of Independent Registered Public Accounting Firm(10)

	(2)	Consent of Independent Registered Public Accounting Firm (International Large Cap Portfolio)(10)

(k)		Financial Statements Omitted from Prospectus – None

(l)		Initial Capital Agreements – None

(m)	(1)	Plan Pursuant to Rule 12b-1 (non-fee)(1)

	(2)	Plan Pursuant to Rule 12b-1 (Class S)(1)

	(3)	Schedules A & B to Plan Pursuant to Rule 12b-1 (Class S)(2)

Exhibit Number		Description

(n)	(1)	Rule 18f-3 Plan(1)

	(2)	Amendment to Attachment B to Rule 18f-3 Plan(2)

(o)		Power of Attorney (9)

(p)	(1)	Code of Ethics for Principal Executive and Senior Financial Officers(1)

	(2)	Neuberger Berman Code of Ethics(1)

_________________________
(1)	Incorporated by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255 filed with the Securities and Exchange Commission on May 1, 2007.

(2)	Incorporated by reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255 filed with the Securities and Exchange Commission on April 29, 2008.

(3)	Incorporated by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255 filed with the Securities and Exchange Commission on April 26, 2002.

(4)
Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255 filed with the Securities and Exchange Commission on February 23, 2004.

(5)
Incorporated by reference to Post-Effective Amendment No. 59 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255 filed with the Securities and Exchange Commission on February 27, 2009.

(6)	Incorporated by reference to Post-Effective Amendment No. 62 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255 filed with the Securities and Exchange Commission on April 30, 2010.

(7)	Incorporated by reference to Post-Effective Amendment No. 63 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255 filed with the Securities and Exchange Commission on April 28, 2011.

(8)	Incorporated by reference to Post-Effective Amendment No. 65 to Registrant’s Registration Statement, File Nos. 2-88566 and 811-4255 filed with the Securities and Exchange Commission on April 27, 2012.

(9)	Filed herewith.

(10)	To be filed by subsequent amendment.

Item 29.            Persons Controlled By or Under Common Control with Registrant

No person is controlled by or under common control with the Registrant.

Item 30.            Indemnification

A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever.  Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant (“Covered Person”) to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding (“Action”) in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in settlement thereof.  Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant.  In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940, of the Registrant (“Independent Trustees”), nor are parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the present or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.  The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Section 9 of the Management Agreement between Advisers Managers Trust and Neuberger Berman Management Incorporated (“NB Management”) provides that neither NB Management nor any director, officer or employee of NB Management performing services for any Series of Advisers Managers Trust (each a “Portfolio”) at the direction or request of NB Management in connection with NB Management’s discharge of its obligations under the Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with any matter to which the Agreement relates; provided, that nothing in the Agreement shall be construed (i) to protect NB Management against any liability to Advisers Managers Trust or a Series of Advisers Managers Trust or its interest holders to which NB Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of NB Management’s duties, or by reason of NB Management’s reckless disregard of its obligations and duties under the Agreement, or (ii) to protect any director, officer or employee of NB Management who is or was a Trustee or officer of Advisers Managers Trust against any liability to Advisers Managers Trust or a Series or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with Advisers Managers Trust.

Section 1 of the Sub-Advisory Agreement between Advisers Managers Trust and Neuberger Berman, LLC (“Sub-Adviser”) provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of reckless disregard of its duties and obligations under the Agreement, the Sub-Adviser will not be subject to liability for any act or omission or any loss suffered by any Series of Advisers Managers Trust or its interest holders in connection with the matters to which the Agreement relates.

Section 9.1 of the Administration Agreement between the Registrant and NB Management provides that NB Management will not be liable to the Registrant for any action taken or omitted to be taken by NB Management in good faith and with due care in accordance with such instructions, or with the advice or opinion, of legal counsel for a Portfolio of the Trust or for the Administrator in respect of any matter arising in connection with the Administration Agreement.  NB Management shall be protected in acting upon any such instructions, advice or opinion and upon any other paper or document delivered by a Portfolio or such legal counsel which NB Management believes to be genuine and to have been signed by the proper person or persons, and NB Management shall not be held to have notice of any change of status or authority of any officer or representative of the Trust, until receipt of written notice thereof from the Portfolio.  Section 12 of the Administration Agreement provides that each Portfolio of the Registrant shall indemnify NB Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by NB Management that result from:  (i) any claim, action, suit or proceeding in connection with NB Management’s entry into or performance of the Agreement with respect to such Portfolio; or (ii) any action taken or omission to act committed by NB Management in the performance of its obligations under the Agreement with respect to such Portfolio; or (iii) any action of NB Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of the Trust with respect to such Portfolio; provided, that NB Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of NB Management, or its employees, agents or contractors.  Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Portfolio, and not from assets belonging to any other Portfolio of the Registrant.  Section 13 of the Administration Agreement provides that NB Management will indemnify each Portfolio of the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by such Portfolio of the Registrant that result from:  (i) NB

Management’s failure to comply with the terms of the Agreement; or (ii) NB Management’s lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NB Management, or its employees, agents or contractors in connection with the Agreement.  A Portfolio of the Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of that Portfolio or its employees, agents or contractors other than NB Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NB Management, any affiliated person of NB Management, or any affiliated person of an affiliated person of NB Management.

Section 14 of the Distribution Agreement between the Registrant and NB Management provides that NB Management shall look only to the assets of a Portfolio for the Registrant’s performance of the Agreement by the Registrant on behalf of such Portfolio, and neither the Trustees nor any of the Registrant’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.            Business and Other Connections of Adviser and Sub-Adviser

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of Neuberger Berman Management LLC (“NB Management”) and each executive officer of Neuberger Berman, LLC is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NAME	BUSINESS AND OTHER CONNECTIONS

Andrew B. Allard General Counsel, NB Management
Senior Vice President, Neuberger Berman; Deputy General Counsel, Neuberger Berman; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman Income Funds; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman Equity Funds; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman Advisers Management Trust; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman Alternative Funds; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman Intermediate Municipal Fund Inc.; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman New York Intermediate Municipal Fund Inc.; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman California Intermediate Municipal Fund Inc.; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman Real Estate Securities Income Fund Inc.; Anti-Money Laundering Compliance Officer and Chief Legal Officer, Neuberger Berman High Yield Strategies Fund Inc.

Joseph V. Amato Chief Investment Officer (Equities) and Managing Director, NB Management
Chief Executive Officer and President, Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.); President, Chief Executive Officer and Chief Investment Officer, Neuberger Berman LLC; Director and Managing Director of Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) (“NBFI”); Board member, NBFI; Trustee, Neuberger Berman Income Funds; Trustee, Neuberger Berman Equity Funds; Trustee, Neuberger Berman Advisers Management Trust; Trustee, Neuberger Berman Alternative Funds; Director, Neuberger Berman Intermediate Municipal Fund Inc.; Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; Director, Neuberger Berman California Intermediate Municipal Fund Inc.; Director, Neuberger Berman Real Estate Securities Income Fund Inc.; Director, Neuberger Berman High Yield Strategies Fund Inc.; formerly, Global Head of Asset Management in the Investment Management Division, Lehman Brothers Holdings Inc., 2006-2009; formerly, Member of the Investment Management Division’s Executive Management Committee, Lehman Brothers Holdings Inc., 2006-2009.

Thanos Bardas Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

John J. Barker Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Ann H. Benjamin Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Managing Director, NBFI; Portfolio Manager.

Michael L. Bowyer Managing Director, NB Management	Associate Portfolio Manager.

Claudia A. Brandon Senior Vice President and Assistant Secretary, NB Management
Senior Vice President, Neuberger Berman LLC; Executive Vice President and Secretary, Neuberger Berman Advisers Management Trust; Executive Vice President and Secretary, Neuberger Berman Alternative Funds; Executive Vice President and Secretary, Neuberger Berman Equity Funds; Executive Vice President and Secretary, Neuberger Berman Income Funds; Executive Vice President and Secretary, Neuberger Berman Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman New York Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman California Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman Real Estate Securities Income Fund Inc.; Executive Vice President and Secretary, Neuberger Berman High Yield Strategies Fund Inc.

David M. Brown Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

David H. Burshtan Managing Director, NB Management	Portfolio Manager.

Stephen Casey Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

Robert Conti President and Chief Executive Officer, NB Management
Managing Director, Neuberger Berman LLC; President, Chief Executive Officer and Trustee, Neuberger Berman Income Funds; President, Chief Executive Officer and Trustee, Neuberger Berman Equity Funds; President, Chief Executive Officer and Trustee, Neuberger Berman Advisers Management Trust; President, Chief Executive Officer and Trustee, Neuberger Berman Alternative Funds; President, Chief Executive Officer and Director, Neuberger Berman Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman High Yield Strategies Fund Inc.

William R. Covode Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Timothy Creedon Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Robert W. D’Alelio Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Alexandre Da Silva Senior Vice President, NB Management	Senior Vice President, NBFI; Portfolio Manager.

John Dorogoff Chief Financial Officer and Managing Director, NB Management	Chief Financial Officer and Managing Director, Neuberger Berman, LLC.

Ingrid Dyott Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Associate Portfolio Manager; Portfolio Manager.

Michael Foster Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Senior Vice President, NBFI; Portfolio Manager.

James Gartland Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Maxine L. Gerson Secretary, Managing Director, NB Management
Managing Director, Deputy General Counsel and Assistant Secretary, Neuberger Berman LLC; Executive Vice President and Chief Legal Officer, Neuberger Berman Income Funds; Executive Vice President and Chief Legal Officer, Neuberger Berman Equity Funds; [Executive Vice President and Chief Legal Officer, Neuberger Berman Advisers Management Trust;] Executive Vice President and Chief Legal Officer, Neuberger Berman Alternative Funds; Executive Vice President and Chief Legal Officer, Neuberger Berman Intermediate Municipal Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman New York Intermediate Municipal Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman California Intermediate Municipal Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman Real Estate Securities Income Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman High Yield Strategies Fund Inc.

Anthony Gleason Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Richard Grau Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Senior Vice President, NBFI; Portfolio Manager.

Michael C. Greene Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Ian Haas Senior Vice President, NB Management	Senior Vice President, NB Alternative Investment Management LLC (“NBAIM”); Portfolio Manager.

William Hunter Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Fred Ingham Managing Director, NB Management	Managing Director, NBAIM; Portfolio Management.

James L. Iselin Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

Andrew A. Johnson Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

Brian Jones Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Gerald Kaminsky Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Michael Kaminsky Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Charles Kantor Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Hakan Kaya Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

Brian Kerrane Chief Administrative Officer and Senior Vice President, NB Management
Senior Vice President, Neuberger Berman LLC; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Alternative Funds; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman High Yield Strategies Fund Inc.

David Kupperman Managing Director, NB Management	Managing Director, NBAIM; Portfolio Manager.

Sajjad S. Ladiwala Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Associate Portfolio Manager.

Wai Lee Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

David M. Levine Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Richard S. Levine Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Joseph Lynch Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

Jeff Majit Managing Director, NB Management	Managing Director, NBAIM; Portfolio Manager.

Thomas J. Marthaler Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.

James F. McAree Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Senior Vice President, NBFI; Portfolio Manager.

S. Blake Miller Senior Vice President, NB Management	Senior Vice President, NBFI; Portfolio Manager.

Arthur Moretti Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Richard S. Nackenson Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Benjamin H. Nahum Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Thomas P. O’Reilly Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Managing Director, NBFI; Portfolio Manager.

Loraine Olavarria Assistant Secretary, NB Management	None.

Kevin Pemberton Senior Vice President, NB Management	None.

Alexandra Pomeroy Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Bobby T. Pornrojnangkool Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Senior Vice President, NBFI; Portfolio Manager.

Brett S. Reiner Managing Director, NB Management	Associate Portfolio Manager.

Daniel D. Rosenblatt Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Conrad A. Saldanha Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Eli M. Salzmann Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Mindy Schwartzapfel Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Benjamin E. Segal Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Saurin Shah Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Steve S. Shigekawa Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Neil S. Siegel Managing Director, NB Management
Managing Director, Neuberger Berman LLC; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Alternative Funds; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman High Yield Strategies Fund Inc.

Amit Soloman Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Thomas A. Sontag Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Managing Director, NBFI; Portfolio Manager.

Mamundi Subhas Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

Bradley C. Tank Chief Investment Officer (Fixed Income) and Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Managing Director, NBFI; Chairman of the Board, Chief Executive Officer, Chief Investment Officer and Director, NBFI; Portfolio Manager.

Kenneth J. Turek Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Judith M. Vale Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Eric Weinstein Managing Director, NB Management	Managing Director, NBAIM; Portfolio Manager.

Richard Werman Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

Chamaine Williams Chief Compliance Officer and Senior Vice President, NB Management
Chief Compliance Officer, Neuberger Berman Income Funds; Chief Compliance Officer, Neuberger Berman Equity Funds; Chief Compliance Officer, Neuberger Berman Advisers Management Trust; Chief Compliance Officer, Neuberger Berman Alternative Funds; Chief Compliance Officer, Neuberger Berman Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman New York Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman California Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman Real Estate Securities Income Fund Inc.; Chief Compliance Officer, Neuberger Berman High Yield Strategies Fund Inc.

Ping Zhou Senior Vice President, NB Management	Senior Vice President, NBFI; Portfolio Manager.

The principal address of NB Management, Neuberger Berman LLC and of each of the investment companies named above is 605 Third Avenue, New York, New York 10158.

Information as to the directors and officers of Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Neuberger Berman Fixed Income LLC in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-61757) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Item 32.                      Principal Underwriters

(a)           Neuberger Berman Management LLC, the principal underwriter distributing securities of the Registrant, is also the principal underwriter and distributor for each of the following investment companies:

Neuberger Berman Equity Funds
Neuberger Berman Income Funds
Neuberger Berman Alternative Funds

(b)           Set forth below is information concerning the directors and officers of the Registrant’s principal underwriter. The principal business address of each of the persons listed is 605 Third Avenue, New York, New York 10158-0180, which is also the address of the Registrant’s principal underwriter.

	POSITIONS AND OFFICES	POSITIONS AND OFFICES
NAME	WITH UNDERWRITER	WITH REGISTRANT

Joseph V. Amato	Chief Investment Officer (Equities) and Managing Director	Trustee
Thanos Bardas	Managing Director	None
John J. Barker	Managing Director	None
Ann H. Benjamin	Managing Director	None
Michael L. Bowyer	Managing Director	None
Claudia A. Brandon	Senior Vice President & Assistant Secretary	Executive Vice President and Secretary
David M. Brown	Managing Director	None
David H. Burshtan	Managing Director	None
Stephen Casey	Managing Director	None
Robert Conti	President and Chief Executive Officer	President, Chief Executive Officer and Trustee
William R. Covode	Managing Director	None
Timothy Creedon	Senior Vice President	None
Robert W. D’Alelio	Managing Director	None
Alexandre Da Silva	Senior Vice President	None
John Dorogoff	Chief Financial Officer and Managing Director	None
Ingrid Dyott	Managing Director	None
Michael Foster	Senior Vice President	None
James Gartland	Managing Director	None
Maxine L. Gerson	Secretary, Managing Director	None
Anthony Gleason	Managing Director	None
Richard Grau	Senior Vice President	None
Michael C. Greene	Managing Director	None
Ian Haas	Senior Vice President	None
William Hunter	Senior Vice President	None
Fred Ingham	Managing Director	None
James L. Iselin	Managing Director	None
Andrew A. Johnson	Managing Director	None
Brian Jones	Senior Vice President	None
Gerald Kaminsky	Managing Director	None
Michael Kaminsky	Managing Director	None
Charles Kantor	Managing Director	None
Hakan Kaya	Managing Director	None
Brian Kerrane	Chief Administrative Officer and Senior Vice President	Vice President
David Kupperman	Managing Director	None
Sajjad S. Ladiwala	Managing Director	None
Wai Lee	Managing Director	None
David M. Levine	Senior Vice President	None
Richard S. Levine	Managing Director	None
Joseph Lynch	Managing Director	None
Jeff Majit	Managing Director	None
Thomas J. Marthaler	Managing Director	None
James F. McAree	Senior Vice President	None
S. Blake Miller	Senior Vice President	None
Arthur Moretti	Managing Director	None
Richard S. Nackenson	Managing Director	None
Benjamin H. Nahum	Managing Director	None

Thomas P. O’Reilly	Managing Director	None
Loraine Olavarria	Assistant Secretary	None
Kevin Pemberton	Senior Vice President	None
Alexandra Pomeroy	Managing Director	None
Bobby T. Pornrojnangkool	Senior Vice President	None
Brett S. Reiner	Managing Director	None
Daniel D. Rosenblatt	Managing Director	None
Conrad A. Saldanha	Managing Director	None
Eli M. Salzmann	Managing Director	None
Mindy Schwartzapfel	Senior Vice President	None
Benjamin E. Segal	Managing Director	None
Saurin Shah	Managing Director	None
Steve S. Shigekawa	Managing Director	None
Neil S. Siegel	Managing Director	Vice President
Amit Soloman	Senior Vice President	None
Thomas A. Sontag	Managing Director	None
Michelle B. Stein	Managing Director	None
Mamundi Subhas	Senior Vice President	None
Bradley C. Tank	Chief Investment Officer (Fixed Income) and Managing Director	None
Kenneth J. Turek	Managing Director	None
Judith M. Vale	Managing Director	None
Eric Weinstein	Managing Director	None
Richard Werman	Managing Director	None
Chamaine Williams	Chief Compliance Officer and Senior Vice President	Chief Compliance Officer
Ping Zhou	Senior Vice President	None

(c)           No commissions or other compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

Item 33.            Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for the Registrant’s Trust Instrument and Bylaws, minutes of meetings of the Registrant’s Trustees and shareholders and the Registrant’s policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158.

Item 34.            Management Services

Other than as set forth in Parts A and B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35.            Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 67 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 28th day of February 2013.

NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST

By:	/s/ Robert Conti
Robert Conti
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 67 to the Registration Statement of Neuberger Berman Advisers Management Trust has been signed below by the following trustees and officers of the Registrant in the capacities and on the date indicated.

Signature	Title	Date

/s/ Robert Conti	President, Chief Executive Officer	February 28, 2013
Robert Conti	and Trustee

/s/ John M. McGovern	Treasurer and Principal Financial and	February 28, 2013
John M. McGovern	Accounting Officer

/s/ Joseph V. Amato	Trustee	February 28, 2013
Joseph V. Amato*

/s/ Faith Colish	Trustee	February 28, 2013
Faith Colish*

/s/ Martha C. Goss	Trustee	February 28, 2013
Martha C. Goss*

/s/ Michael M. Knetter	Trustee	February 28, 2013
Michael M. Knetter*

/s/ Howard A. Mileaf	Trustee	February 28, 2013
Howard A. Mileaf*

/s/ George W. Morriss	Trustee	February 28, 2013
George W. Morriss*

/s/ Jack L. Rivkin	Trustee	February 28, 2013
Jack L. Rivkin*

/s/ Tom D. Seip	Chairman of the Board and Trustee	February 28, 2013
Tom D. Seip*

/s/ Candace L. Straight	Trustee	February 28, 2013
Candace L. Straight*

/s/ Peter P. Trapp	Trustee	February 28, 2013
Peter P. Trapp*

*	By:	/s/ Andrew B. Allard
Andrew B. Allard
Attorney-in-Fact**

**	Pursuant to Power of Attorney filed herewith.

EXHIBIT INDEX

(o)           Power of Attorney